UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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GRAHAM CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GRAHAM CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 26, 2012

The 2012 annual meeting of stockholders of Graham Corporation will be held on Thursday, July 26, 2012, at 11:00 a.m., Eastern Time, at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect as Directors the three nominees named in the attached proxy statement;

•	to approve, on an advisory basis, the compensation of our named executive officers;

•	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013; and

•	to transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Our Board of Directors has fixed the close of business on June 8, 2012 as the record date for determining the stockholders who are entitled to receive notice of and to vote at the annual meeting as well as at any adjournment of the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

James R. Lines

President and Chief Executive Officer

Dated: June 18, 2012

If you own shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote. Your broker may not vote your shares for director nominees or on the advisory vote on executive compensation unless you provide your broker with voting instructions.

GRAHAM CORPORATION

PROXY STATEMENT

We are furnishing this proxy statement to our stockholders in connection with the solicitation by our Board of Directors of proxies for use at the annual meeting of stockholders for our fiscal year ended March 31, 2012, which we refer to as fiscal year 2012, as well as for use at any adjournment of the annual meeting.

Date and Location of Annual Meeting

The annual meeting will be held on Thursday, July 26, 2012, at 11:00 a.m., Eastern Time, at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225.

Record Date and Shares Outstanding

Owners of record of shares of our common stock having a par value of $0.10, which we refer to as common stock, at the close of business on June 8, 2012, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of the record date, there were 9,977,748 shares of our common stock issued and outstanding.

Mail Date

This proxy statement and the accompanying form of proxy are being first mailed to our stockholders on or about June 18, 2012.

Proxy Cards and Voting

Each owner of record of our common stock on June 8, 2012 is entitled to one vote for each share of common stock so held.

If we receive the enclosed proxy, properly executed and dated, in time to be voted at the annual meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy. An executed proxy without instructions marked on it will be voted:

•	FOR each of the three nominees for election as Director;

•	FOR approval, on an advisory basis, of the compensation of our named executive officers; and

•	FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

The shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournment or postponement of the annual meeting.

Please note, if your shares are held of record by a broker, bank or other nominee, and you wish to vote in person at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares as of the record date, and (2) that the broker, bank or other nominee is not voting the shares at the annual meeting.

Stockholders may vote in person at the annual meeting. We will provide ballots to any stockholder who wishes to vote at the annual meeting.

Quorum

A quorum is required for our stockholders to conduct business at the annual meeting. Pursuant to our amended and restated by-laws, the holders of record of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting will constitute a quorum.

Vote Required

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the annual meeting.

Proposal Number	Proposal Description	Vote Required
One	Election of three Directors	Plurality of the shares present, in person or by proxy, and entitled to vote
Two	Approval, on an advisory basis, of the compensation of our named executive officers	Majority of the shares present, in person or by proxy, and entitled to vote(1)
Three	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013	Majority of the shares present, in person or by proxy, and entitled to vote(2)

(1)

The result of Proposal Two is not binding upon our Board of Directors or the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of stockholders, and will consider the outcome of this vote when making future compensation decisions.

(2)

The selection of Deloitte & Touche LLP is being presented to our stockholders for ratification. The Audit Committee of our Board of Directors will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

Abstentions are counted for the purpose of determining the presence of a quorum and the number of shares voting on a proposal. Abstentions will have the same effect as a vote against a proposal requiring the approval of a majority of the shares present, in person or by proxy, and entitled to vote.

Effect of Not Casting Your Vote and Broker Non-Votes

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors and the advisory vote on the compensation of our named executive officers. If you hold your shares in street name and do not indicate how you want your shares voted in the election of directors or the advisory vote on the compensation of our named executive officers, your bank or broker is not permitted to, and will not, vote your shares, which we refer to as broker non-votes, on these proposals on your behalf. Your bank or broker will, however, continue to have discretion to vote any non-instructed shares to ratify the selection of our independent registered public accounting firm.

Shares subject to broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for the purpose of determining the number of shares voting in the election of directors or the advisory vote on the compensation of our named executive officers. Thus, broker non-votes will have no effect on the outcome of these proposals.

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Revocability of Proxies

Your presence at the annual meeting will not automatically revoke your proxy. However, you can revoke your proxy at any time before it is voted at the annual meeting by:

•	delivering a written notice of revocation to our Corporate Secretary;

•	delivering a duly executed proxy bearing a later date to our Corporate Secretary; or

•	attending the annual meeting, filing a written notice of revocation with our Corporate Secretary, and voting in person.

Notices of revocation and revised proxies should be sent to our Corporate Secretary at the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

Solicitation of Proxies

This proxy solicitation is made by our Board of Directors on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies personally or by telephone or other telecommunication. We will not compensate our Directors, officers or employees for making proxy solicitations on our behalf. We will provide persons holding shares in their name or in the names of nominees, which in either case are beneficially owned by others, proxy materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so.

Principal Executive Offices

Our principal executive offices are located at 20 Florence Avenue, Batavia, New York 14020. Our telephone number is 585-343-2216.

Annual Report to Stockholders and Annual Report on Form 10-K

We have enclosed our fiscal year 2012 annual report to stockholders with this proxy statement. Our annual report on Form 10-K for the fiscal year ended March 31, 2012, as filed with the Securities and Exchange Commission, is included in the fiscal year 2012 annual report. The fiscal year 2012 annual report includes our audited financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our annual report on Form 10-K by:

•	accessing our website at www.graham-mfg.com/proxy;

•	writing to us at: Graham Corporation, Attention: Annual Report Request, 20 Florence Avenue, Batavia, New York 14020; or

•	telephoning us at 585-343-2216.

You can also obtain a copy of our annual report on Form 10-K and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database located at www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 26, 2012

As required by the rules adopted by the Securities and Exchange Commission, we are making this proxy statement and our fiscal year 2012 annual report to stockholders available on the Internet at:

www.graham-mfg.com/proxy

For directions on how to attend the annual meeting and vote in person, please review “Proxy Cards and Voting” and “Revocability of Proxies” above.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members. Our by-laws provide for a classified Board of Directors consisting of three classes of Directors, with each class serving a staggered three-year term. As a result, only a portion of our Board of Directors is elected each year. The term of three of our seven Directors, Helen H. Berkeley, Alan Fortier and James R. Lines will expire at the 2012 annual meeting.

The Nominating and Corporate Governance Committee of our Board of Directors has nominated Ms. Berkeley, Mr. Fortier and Mr. Lines for re-election as Directors. If re-elected, each of them will hold office for a three-year term expiring in 2015 or until his or her successor is duly elected and qualified. Our Board of Directors does not contemplate that any of the three nominees will be unable to serve as a Director, but if that contingency should occur before the proxies are voted, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee(s) as they, in their discretion, determine.

Our amended and restated by-laws require mandatory retirement at age 75 for Directors who become members of our Board of Directors for the first time after October 30, 2002. No retirements pursuant to this provision occurred during fiscal year 2012.

The Securities and Exchange Commission’s rules require us to discuss briefly the specific experience, qualifications, attributes or skills that led our Board of Directors to conclude that each Director or Director nominee should serve on our Board of Directors. We have provided this discussion in a separate paragraph immediately below the biographical information provided by each Director below.

Board Recommendation

Our Board of Directors unanimously recommends a vote FOR the election of each of Ms. Berkeley, Mr. Fortier and Mr. Lines as Directors for a three-year term expiring in 2015.

Nominees Proposed for Election as Directors at the 2012 Annual Meeting

Name and Background

Helen H. Berkeley, age 83, is a private investor.

As a long-term private investor in our company, Ms. Berkeley brings a unique perspective to our Board of Directors. During her 14-year tenure on our Board of Directors, Ms. Berkeley has acquired a deep understanding of our company and our markets.

Director Since 1998

Alan Fortier, age 55, has served as President of Fortier & Associates, Inc., a strategy and profit improvement consulting firm located in Fort Lee, New Jersey focused on petrochemicals and capital goods companies, since 1988. Mr. Fortier received his B.S. in Chemical Engineering from Cooper Union and his MBA from Harvard Business School.	Director Since 2008

Mr. Fortier brings to our Board of Directors more than 30 years of industrial experience as a strategy consultant, educator and manager. Our Board of Directors and management team benefits from his extensive background in our served markets and his extensive experience advising boards and senior executives of global capital goods businesses on business strategy, mergers and acquisitions, global growth, organizational development and management control.

James R. Lines, age 51, became our President and Chief Executive Officer in January 2008. Previously, Mr. Lines served as our President and Chief Operating Officer since June 2006. Mr. Lines has served us in various capacities since 1984, including Vice President and General Manager, Vice President of Engineering, and Vice President of Sales and Marketing. Prior to joining our management team, he served us as an application engineer and sales engineer as well as a product supervisor. Mr. Lines holds a B.S. in Aerospace Engineering from the State University of New York at Buffalo.	Director Since 2006

As our President and Chief Executive Officer, and as a result of his day-to-day leadership of the business, Mr. Lines provides our Board of Directors with valuable insight regarding the operations of our company and our management team and he performs a critical role in Board discussions regarding strategic planning and development. Our Board of Directors also benefits from his historical knowledge of our company and his broad and in-depth understanding of our markets and customers. Mr. Lines has served our company in various executive capacities for more than 19 years, and has more than 28 years of experience interacting with our customers, engineering contractors, competitors and similar companies serving the energy markets.

Directors Whose Terms Do Not Expire at the 2012 Annual Meeting

Name and Background

Jerald D. Bidlack, age 76, has served as President of Griffin Automation, Inc., a manufacturer of special automation machinery and systems located in West Seneca, New York, since 1992. Mr. Bidlack has served as Chairman of our Board of Directors since 1998.

Mr. Bidlack is an experienced business leader and licensed professional engineer with the skills necessary to be the Chairman of our Board. As one of our Directors for more than 27 years and as our non-executive Chairman of our Board since 1998, he has a deep understanding of our company and our markets. Mr. Bidlack also provides our Board of Directors with critical insight, innovation and guidance based on his substantial engineering and financial background, and his experience in leading, managing and growing complex multi-national businesses for over 40 years. Mr. Bidlack also serves as a Trustee Emeritus of Keuka College.

Director Since 1985 Term Expires 2013

James J. Malvaso, age 62, is a senior advisor to Toyota Material Handling Group, a distributor of Toyota material handling equipment. Until his retirement on March 31, 2012, he was the President and Chief Executive Officer of Toyota Material Handling North America and the Managing Officer of Toyota Industries Corporation, positions he held since April 2010. Previously, and since 1997, Mr. Malvaso served as the Chairman, President and Chief Executive Officer of The Raymond Corporation, a subsidiary of Toyota and the North American market leader in electric warehouse trucks, located in Greene, New York. Previously, from 1993 to 1996, Mr. Malvaso served as Chief Operating Officer and Vice President-Operations of The Raymond Corporation. Mr. Malvaso is a former President of the Industrial Truck Association and a current member of its Executive Committee and Board of Directors. Mr. Malvaso also serves as a Trustee of LeMoyne College.	Director Since 2003 Term Expires 2013

Mr. Malvaso has proven business acumen, having successfully served as the chief executive officer of large, complex businesses with global operations. His experience with a major industrial equipment company is particularly helpful to our Board of Directors in understanding the challenges of global manufacturing, distribution and sales as it relates to the business and strategy of our company.

James J. Barber, Ph.D., age 58, has been an independent consultant and the principal of Barber Advisors, LLC since September 2007. From January 2000 to May 2007, Dr. Barber was the President and CEO of Metabolix, Inc. (NASDAQ: MBLX), a bioscience company focused on plastics, chemicals and energy. He was responsible for transforming Metabolix from a research boutique into a leader in “clean tech” and industrial biotechnology. Dr. Barber is currently, and has been since November 2010, a Director of Agrivida, a developer of proprietary crops and processes designed to transform the economics of producing renewable chemicals, fuels, and bioproducts from non-food cellulosic biomass. Dr. Barber also presently serves as an advisor to Solazyme, Inc. (NASDAQ: SZYM), which specializes in renewable oil and bioproducts, as well as to other firms, and since May 2012, serves as a Director of Allylix Inc., a private renewable chemicals company that develops terpene products and their derivatives for the flavor and fragrance, food ingredient, pharmaceutical, agricultural and biofuel markets.

Director Since 2011 Term Expires 2014

Following his tenure at Metabolix, and from August 2008 through March 2009, Dr. Barber served as a Director of Codon Devices, a start up company focused on synthesizing DNA and other genetic material, which is no longer in business. From February 2008 through November 2010, Dr. Barber was a Director and on the Finance Committee of Bluewater Holdings Corp., a provider of sewage and water-treatment services, which filed for Chapter 11 bankruptcy protection in October 2010. Between June 2008 and August 2009, he served as the acting Executive Director of Diagnostics For All, a not-for-profit company which develops low-cost, easy-to-use, point-of-care diagnostic devices designed for use in resource-poor settings.

Prior to joining Metabolix, Dr. Barber served as Global Business Director for the Organometallics and Catalysts business of Albemarle Corporation, a specialty chemicals company. Prior to his tenure at Albemarle, Dr. Barber was Director of Business Development at Ethyl Corporation, a fuel additives company. He also previously served as President of Geltech, Inc., a precision molded micro optics company, and as Chief Operating Officer of Hyperion Catalysis International, a carbon developer and producer. From May through August 2007, Dr. Barber pursued personal interests.

Dr. Barber was awarded the American Chemical Society’s Henry F. Whalen, Jr. award for Business Development in September 2003. He received his B.S. in Chemistry from Rensselaer Polytechnic Institute and a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology. He also currently serves on the Advancement Council of the College of Polymer Science and Polymer Engineering at the University of Akron.

Dr. Barber brings to our Board of Directors substantial executive level leadership experience and a deep understanding of product and business development in highly technical industries and alternative energy markets. Dr. Barber also has significant experience in structuring both joint venture and acquisition transactions and assists our Board of Directors in pursuing our business objectives.

Gerard T. Mazurkiewicz, age 65, has been a Tax Partner with Dopkins & Company, LLP, a regional accounting firm located in Buffalo, New York, since 2004. Prior to his tenure at Dopkins & Company, Mr. Mazurkiewicz spent more than 32 years with KPMG, LLP, and was the Partner in Charge of KPMG’s upstate New York/Albany tax practice prior to his retirement in 2002. Mr. Mazurkiewicz also serves as a Director of Trebor, Inc., a distributor of tissue, pulp, paper and container board and as a Director of Robert James Sales, Inc., a distributor of corrosion resistant piping products. Mr. Mazurkiewicz previously served as a Director of Great Lakes Bancorp, Inc. until its merger with First Niagara Bank in 2008. Mr. Mazurkiewicz received his B.S. in Business Administration from the State University of New York at Buffalo School of Management, where he currently serves on the Dean’s Advisory Council. He is a member of the American Institute of Certified Public Accountants and the Buffalo Chapter of the New York State Society of Certified Public Accountants. Mr. Mazurkiewicz also serves on numerous not-for-profit boards and foundations, including the Women’s and Children’s Hospital of Buffalo Foundation, the Kaleida Foundation, the Foundation of the Roman Catholic Diocese of Buffalo, the University of Buffalo Foundation and the Community Foundation for Greater Buffalo.	Director Since 2007 Term Expires 2014

Mr. Mazurkiewicz is well qualified to serve as a member of our Board of Directors. He is our Board’s “audit committee financial expert” whose significant accounting and financial background, as well as his substantial leadership experience, position him well to understand and provide value related to finance, management, operations, and risk.

CORPORATE GOVERNANCE

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Employee Benefits Committee. The function, composition, and number of meetings of each of these committees held during fiscal year 2012 are described below.

Director Independence

Our Board of Directors has affirmatively determined that Directors Barber, Berkeley, Bidlack, Fortier, Malvaso and Mazurkiewicz are each independent under the independence standards of the NYSE MKT.

Board Leadership Structure

We have a non-executive, independent Director, Mr. Bidlack, who serves as Chairman of our Board of Directors. Our Board of Directors believes that its leadership structure, with a non-executive chairman position separate from our President and Chief Executive Officer, provides appropriate, independent oversight of management. As Chairman of our Board of Directors, Mr. Bidlack: (1) presides at all meetings of our Board of Directors and stockholders; (2) presides during regularly held sessions with only the independent Directors; (3) encourages and facilitates active participation of all Directors; (4) develops the calendar of and agendas for Board meetings in consultation with our Chief Executive Officer and other members of our Board; (5) determines, in consultation with our Chief Executive Officer, the information that should be provided to our Board in advance of meetings; and (6) performs any other duties requested by our Board from time to time.

Committees and Meetings of the Board; Meeting Attendance

The duties and responsibilities of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Employee Benefits Committee are set forth in their respective charters. The current charter of each Board committee is available on our website at www.graham-mfg.com under the heading “Investor Relations” and the subheading “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

The following table lists the four committees of our Board of Directors, the chairs of each committee, the Directors who currently serve on them and the number of committee meetings held in fiscal year 2012.

Committee Membership
Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Employee Benefits Committee
Dr. Barber	Yes	X			X
Ms. Berkeley	Yes		X		C
Mr. Bidlack	Yes	X	X	X	X
Mr. Fortier	Yes	X	X	C
Mr. Malvaso	Yes	X	C	X
Mr. Mazurkiewicz	Yes	C			X
Meetings in Fiscal Year 2012		5	4	2	1
C = Chairperson X = Member

During fiscal year 2012, our Board of Directors held a total of six meetings. Each Director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors, and (2) the total number of meetings of all committees of our Board of Directors on which he or she served.

Our policy requires that each Director attend our annual meeting of stockholders or provide the Chairman of our Board with advance notice of the reason for not attending. All of our Directors attended our 2011 annual meeting of stockholders.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Our Board of Directors has affirmatively determined that each member of the Audit Committee satisfies the independence standards applicable to audit committee members specified in Section 803 of the listing standards of the NYSE MKT and applicable Securities and Exchange Commission rules. Our Board of Directors has also determined that Mr. Mazurkiewicz qualifies as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules based on his professional work experience as described in his biography under “Proposal One: Election of Directors.”

The Audit Committee reviews with Deloitte & Touche LLP, our independent registered public accounting firm, our financial statements and internal control over financial reporting, Deloitte & Touche LLP’s auditing procedures and fees, and the possible effects of professional services upon the independence of Deloitte & Touche LLP.

The Audit Committee works closely with our Board of Directors, our executive management team, and our independent registered public accounting firm to assist our Board in overseeing our accounting and financial reporting processes and financial statement audits. In furtherance of these responsibilities, the Audit Committee is charged with assisting our Board of Directors in its oversight of:

•	the integrity of our financial statements and internal controls;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm; and

•	the planning for and performance of our internal audit function.

The Audit Committee is also responsible for preparing the Audit Committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with the Audit Committee’s charter. The Audit Committee’s report relating to fiscal year 2012 appears under the heading “Report of the Audit Committee.”

Compensation Committee

The Compensation Committee reviews and determines annually salaries, incentive cash awards and other forms of compensation paid to our executive officers and management, approves recipients of awards of stock options and restricted stock and establishes the number of shares and other terms applicable to such awards. The Compensation Committee also construes the provisions of and generally administers the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value, which we refer to as the Incentive Plan. The Compensation Committee is not authorized to delegate its authority or responsibility to another person or subcommittee.

The Compensation Committee also determines the compensation paid to our Board of Directors, including fees paid for meeting attendance and equity-based awards. More information about the compensation of our Directors is set forth under the heading “Director Compensation.” The Compensation Committee annually conducts a performance evaluation of its operation and function and recommends any proposed changes to our Board of Directors for approval.

In addition, the Compensation Committee is responsible for reviewing and discussing with management the Compensation Discussion and Analysis that Securities and Exchange Commission rules require be included in our annual proxy statement, preparing the Compensation Committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with its charter. The Compensation Committee’s report relating to fiscal year 2012 appears under the heading “Compensation Committee Report.”

Our Board of Directors has affirmatively determined that each member of the Compensation Committee satisfies the independence standards specified in Section 803 of the listing standards of the NYSE MKT.

The Compensation Committee has for several years recognized the importance of using an independent consultant that provides services solely to the Committee and not to management or to our company. The Compensation Committee continued to utilize the services of the Hay Group, a nationally recognized compensation consulting firm, as its independent compensation consultant in fiscal year 2012. For more information on the role of the Compensation Committee in determining executive compensation, see Compensation Discussion and Analysis under the heading “Executive Compensation.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee evaluates, interviews and nominates candidates for election to our Board of Directors and is responsible for oversight of our corporate governance practices. Our Board of Directors has affirmatively determined that each member of the Nominating and Corporate Governance Committee satisfies the independence standards specified in Section 803 of the listing standards of the NYSE MKT.

When identifying Director nominees, the Nominating and Corporate Governance Committee solicits suggestions from incumbent Directors, management, stockholders and others. In identifying and evaluating nominees, the Nominating and Corporate Governance Committee seeks candidates possessing the highest standards of personal and professional ethics and integrity; practical wisdom, independent thinking, maturity and the ability to exercise sound business judgment; skills, experience and demonstrated abilities that help meet the current needs of our Board of Directors; and a firm commitment to the interests of our stockholders. Although the Nominating and Corporate Governance Committee does not maintain a specific written diversity policy, it recognizes the value of diversity and seeks diverse candidates when possible and appropriate and considers diversity in its review of candidates. The Nominating and Corporate Governance Committee believes that diversity includes not only gender and ethnicity, but the various perspectives that come from having differing geographic and cultural backgrounds, viewpoints and life experiences.

In addition, the Nominating and Corporate Governance Committee takes into consideration such other factors as it deems appropriate. These factors may include knowledge of our industry and markets, experience with businesses and other organizations of comparable size, the interplay of the nominee’s experience with the experience of other members of our Board of Directors, and the extent to which the candidate would be a desirable addition to our Board of Directors and any of its committees. The Nominating and Corporate Governance Committee may consider, among other factors, experience or expertise in our industry, global business, science and technology, competitive positioning, corporate governance, risk management, finance or economics, and public affairs.

Pursuant to our amended and restated by-laws, stockholders of record entitled to vote in the election of Directors at any annual meeting may recommend individuals for consideration by the Nominating and Corporate Governance Committee as potential nominees by submitting written recommendations to our Corporate Secretary so that they are delivered or received no earlier than 150 days and no later than 120 days prior to the one-year anniversary of the date of the mailing of proxy materials for our 2012 annual meeting (between January 19, 2013 and February 18, 2013 for the 2013 annual meeting of stockholders). Nominations should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. Stockholder recommendations must contain: (1) each nominee’s name, age, business and residence addresses; (2) the nominee’s principal occupation or employment; (3) the nominee’s written consent to serve as a Director, if elected; and (4) such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to applicable rules of the Securities and Exchange Commission.

In addition, any stockholder submitting a recommendation must provide his or her own name and address as they appear on our books and records, as well as the class and number of our shares owned of record and the dates he or she acquired such shares. The stockholder also must describe all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are made by the stockholder. Furthermore, the stockholder must (1) identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf, to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such nominee, and (2) briefly describe the terms of such employment, retainer or arrangement for compensation.

The Nominating and Corporate Governance Committee will evaluate Director nominees proposed by stockholders using the same criteria, and in the same manner, as described above for other nominees.

Employee Benefits Committee

The Employee Benefits Committee serves as the plan administrator of our employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, including our Retirement Income

Plan, Incentive Savings Plan, Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan we maintain for which a named fiduciary is designated. The Employee Benefits Committee oversees the operation, administration, investments and compliance of each of these plans.

The Board of Director’s Role in Risk Oversight

Our Board of Directors is responsible for overseeing our risk profile and management’s processes for managing risk. This oversight is conducted primarily through our Board committees. Our Audit Committee focuses on financial risks, including those that could arise from our accounting and financial reporting processes. Additionally, our Audit Committee monitors and directs the formal risk management projects implemented by management. Our Nominating and Corporate Governance Committee focuses on the management of risks associated with board organization, membership and structure, corporate governance, and the recruitment and retention of talented board members. Our Compensation Committee focuses on the management of risks that could arise from our compensation policies and programs and, in particular, our executive compensation programs and policies.

As part of its risk oversight responsibilities, our Board of Directors and its committees review the policies and processes that senior management uses to manage our risk exposure. In doing so, our Board and its committees review our overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to our company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Communications from Stockholders

Stockholders may send communications to our Board of Directors, or to an individual member of our Board, to the attention of: Corporate Secretary, Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. The Corporate Secretary will convey all such communications to our Board, or if addressed to an individual member of our Board, to that individual Director.

EXECUTIVE OFFICERS

As of March 31, 2012, we were served by the following executive officers, each of whom was appointed by our Board of Directors:

James R. Lines, age 51, became our President and Chief Executive Officer in January 2008. Further information about Mr. Lines is set forth under “Proposal One: Election of Directors.”

Jeffrey F. Glajch, age 49, became our Vice President-Finance & Administration and Chief Financial Officer in March 2009. From October 2006 until February 2009, he served as the Chief Financial Officer of Nukote International, a privately held global re-manufacturer of printing and imaging products. Previously, and between June 2000 and May 2006, Mr. Glajch was the Chief Financial Officer of Fisher Scientific Canada, a global healthcare and laboratory equipment company. Mr. Glajch has also previously served as a Senior Manager of Finance and Business Planning/Analysis at Walt Disney World Company, as Director of Finance/Division Controller at Great Lakes Chemical Corporation and in various financial positions with Air Products and Chemicals, Inc.

Alan E. Smith, age 45, was appointed our Vice President of Operations in July 2007. Previously, from 2005 until July 2007, Mr. Smith served as Director of Operations for Lydall, Inc., a designer and manufacturer of specialty engineering products. Prior to that, he had been employed by us for fourteen years, progressing from Project Engineer to Engineering Manager.

Jennifer R. Condame, age 47, became our Chief Accounting Officer in July 2008. She also serves as our Controller, a position she has held since 1994. Previously, and from 1992 to 1994, she was our Manager of Accounting and Financial Reporting. Prior to joining us in 1992, Ms. Condame was employed as an Audit Manager by Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP.

Robert A. Platt, age 57, was appointed our Vice President of Sales in October 2011. Previously, and from April 2009, Mr. Platt served as the President of API Basco, a manufacturer of shell and tube heat exchangers. From 2004 to 2009, he was employed by Textron Corporation (NYSE: TXT) as Vice President and General Manager of its Maag Systems Division in Charlotte, North Carolina, which supplies specialty equipment for the polymer and petrochemical industries. Mr. Platt has also served as the founder and first President of Bornemann Pumps Inc. and, as a licensed engineer, has spent his entire career in various leadership positions with companies specializing in highly engineering capital equipment.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis, which we refer to as CD&A, provides information about the compensation programs for our executive officers named in the fiscal year 2012 Summary Compensation Table and referred to in this CD&A and in the subsequent tables as our named executive officers. These named executive officers are:

•	James R. Lines, our President and Chief Executive Officer;

•	Jeffrey F. Glajch, our Vice President-Finance & Administration and Chief Financial Officer;

•	Alan E. Smith, our Vice President of Operations;

•	Jennifer R. Condame, our Chief Accounting Officer and Controller; and

•	Robert A. Platt, our Vice President of Sales.[1]

This CD&A includes the philosophy and objectives of the Compensation Committee of our Board of Directors, descriptions of each of the elements of our executive compensation programs and the basis for the compensation decisions we made during fiscal year 2012.

Executive Summary

The Compensation Committee’s philosophy focuses on aligning the interests of our named executive officers with those of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. Our executive compensation programs are designed to provide a strong link between the amounts earned by our named executive officers and company and individual performance.

Based on our fiscal year 2011 financial performance, along with the individual performance of our named executive officers, the Compensation Committee approved salary increases, effective April 1, 2011, to the base salaries of our named executive officers as part of a company-wide base salary increase. The base salary of each of our named executive officers (other than Mr. Platt, who was not hired until October 3, 2011) was increased by 3.0%, reflecting the same percentage increase as the company-wide salary increases.

Despite a difficult economic environment during fiscal year 2012, our named executive officers continued to take steps to contain costs, increase productivity, improve processes and grow our market share in our existing business. Our named executive officers adeptly managed our business during a difficult economic climate and delivered the following successes:

•	We ended the fiscal year with a record backlog of $94.9 million;

•	We achieved a 16.6% operating margin on a 39% increase in sales;

•	We effectively continued to manage the integration of Energy Steel & Supply Co.’s business (a December 2010 acquisition) into the Graham organization; and

•	Our cash and investment holdings were $41.7 million and we ended the fiscal year with an exceptionally strong balance sheet that was free of bank debt, providing us substantial financial flexibility.

1 Mr. Platt commenced employment with us on October 3, 2011 and was designated an executive officer by our Board of Directors on October 27, 2011.

The Compensation Committee believes our named executive officers performed exceptionally well in a difficult and challenging business environment. The Compensation Committee believes that our company was able to seize both existing and unique business opportunities in a challenging economic market due to management’s judgment to defend or advance market share during the harsh economic period of fiscal years 2010 and 2011. These decisions led to an improvement in net income for fiscal year 2012, but also had an adverse impact to working capital. The impact to working capital was manageable and was appropriate considering the resultant growth in earnings. These decisions resulted in stable growth through a tumultuous period, as summarized in the charts below.

Graham has Maintained Growth and Stability in a Challenging Environment	Graham has Effectively Managed its Working Capital

Moreover, historical operating performance for our company has improved dramatically when compared to past performance. The improvement in operating performance is, in our opinion, directly linked to stockholder benefit as evidenced by our total stockholder return of (9.5%) and 143.3% for the periods of fiscal year 2012 and fiscal year 2010 through fiscal year 2012, respectively. We calculate total stockholder return for this purpose as our stock price at the end of the relevant period minus the stock price at the beginning of the relevant period plus any dividends paid during such period divided by our stock price at the beginning of the relevant period.

Based on our fiscal year 2012 financial performance, along with the individual performance of our named executive officers, we took the following actions:

•

Effective April 1, 2012, the Compensation Committee approved salary increases to the base salaries of our named executive officers as part of a company-wide base salary increase. The base salary of each of our named executive officers was increased by 3.0%, reflecting the same percentage increase as the company-wide salary increases.

•

As described more fully under the heading “Annual Cash Incentive Compensation” in this CD&A, our Cash Bonus Program is strongly linked with company performance against key financial metrics, in addition to individual performance goals, in line with our “pay for performance” philosophy. For fiscal year 2012, the Compensation Committee set aggressive targets for the two key financial metrics used in evaluating company performance under our Cash Bonus Program, net income and average working capital as a percentage of sales. Our performance exceeded the maximum level for the net income metric and did not meet the threshold level for the average working capital metric. These levels of company performance, as well as achievement against individual goals, resulted in the payment of annual cash incentive compensation above target levels for our named executive officers. The annual cash incentive compensation earned by each of the named executive officers during fiscal year 2012 is shown in the Non-Equity Incentive Plan Compensation column of the 2012 Summary Compensation Table.

•

As described more fully under the heading “Long-Term Equity Incentive Compensation” in this CD&A, in May 2012, we awarded long-term incentive compensation under our Stock Bonus Plan in the form of stock options and performance-vested restricted stock. Due to the reporting rules of the Securities and Exchange Commission, the long-term incentive awards included in the Stock Awards column of the 2012 Summary Compensation Table reflect the time-vested restricted stock and performance-vested restricted stock awards that were granted in fiscal year 2012, and not the stock options and performance-vested restricted stock awards that were granted in fiscal year 2013.

Our executive compensation programs contain other key components and features that are designed to reinforce our “pay for performance” philosophy. For example:

•	We do not reimburse or “gross-up” our named executive officers for any of the taxes associated with any of the compensation and benefits we provide to them.

•

We maintain “double-triggered” agreements with certain of our named executive officers under which payment is triggered only by certain terminations of employment subsequent to a change in control of our company.

•

We award a significant portion of our long-term incentive compensation in shares of performance-vested restricted stock, time-vested restricted stock, and stock options. The shares of performance-vested restricted stock vest on the third anniversary of the date of grant only upon the achievement of performance metrics, the shares of time-vested restricted stock vest pro-rata on the second and fourth anniversaries of the date of grant based upon continuous service through each such date, and the stock options only have value if our stock increases in value above the value on the date of grant.

•	The Compensation Committee incorporates tally sheets as an analytical tool as part of its annual executive compensation review.

•

We require all of our named executive officers to hold substantial amounts of our stock. We believe that our robust stock ownership guidelines drive an ownership culture, and enhance the connection between our management and our stockholders.

Principles and Objectives

In establishing executive compensation, the guiding principles and objectives of the Compensation Committee are as follows:

•	To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for our management requirements;

•	To balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel; and

•	To determine the extent and method of aligning the financial interest of our executive officers with the interests of our stockholders in the appreciation of their investment.

The Compensation Committee considers various measures of company and industry performance when determining named executive officer compensation, including revenue, net income, earnings per share, total market value, average working capital, performance relative to the market and total stockholder return. As described further below under the heading “Use of Peer Group Compensation Data and Tally Sheets,” the Compensation Committee also reviews data on the executive compensation programs of other comparably-sized companies both within our industry and in our geographic region as part of the process of establishing and maintaining our executive compensation programs.

Our executive compensation programs are designed to reward our named executive officers for company and individual performance that creates both current and long-term stockholder value. We describe the company and individual performance measures that the Compensation Committee takes into account in determining cash and equity-based incentive awards for our named executive officers below under the headings “Annual Cash Incentive Compensation” and “Long-Term Equity Incentive Compensation,” respectively.

How We Make Compensation Decisions

Role of the Compensation Committee

The Compensation Committee designs and implements compensation programs that further the intent and purpose of our fundamental compensation philosophy, principles and objectives. The Compensation Committee is responsible for setting appropriate compensation levels for our named executive officers, and determines base salary, as well as cash and equity-based incentive awards for each of our named executive officers. We have included additional information about the Compensation Committee under the heading “Corporate Governance.”

Role of Named Executive Officers in Compensation Decisions

Within the framework of the executive compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, our Chief Executive Officer annually reviews the performance of our other named executive officers and presents such performance information to the Compensation Committee. In addition, our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the salary, cash incentive and equity-based compensation paid to our other named executive officers. The Compensation Committee considers such performance information in determining each element of compensation for the other named executive officers. The Compensation Committee uses its discretion to determine whether to accept, reject or modify any adjustments to awards that may be recommended by our Chief Executive Officer. The Compensation Committee annually reviews the performance of our Chief Executive Officer. Our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

On an annual basis, our Chief Executive Officer also approves and recommends to the Compensation Committee the individual objectives for our other named executive officers under the Stock Bonus Plan and Cash Bonus Program. The Chairman of our Compensation Committee, in consultation with the Chairman of our Board of Directors, approves individual objectives for our Chief Executive Officer.

Utilization of Outside Consultants by the Compensation Committee

The Compensation Committee believes that it benefits from external advice and assistance to help meet its objectives and fulfill its responsibilities. Outside consultants engaged by the Compensation Committee educate and inform Committee members with regard to compensation matters, including the advantages and disadvantages of existing and proposed compensation programs, and keep the Compensation Committee abreast of current and emerging compensation trends both within our industry and for companies of similar size and stature. These consultants also advise the Compensation Committee with respect to various compensation alternatives, provide the Committee with relevant market compensation data and assist the Committee in analyzing such data when making compensation decisions.

In fiscal year 2009, our Compensation Committee engaged the Hay Group, a nationally recognized compensation consulting firm, to act as its compensation consultant. The Hay Group provided consultation and advice to the Committee regarding our executive officer and director compensation programs. During fiscal year 2012, although the Chairman of the Compensation Committee periodically discussed various compensation-related issues with the Hay Group, the Hay Group did not provide any formal reports to the Compensation Committee and did not attend any Compensation Committee meetings. Although the Compensation Committee does not routinely engage the Hay Group or any other consultant to provide formal analysis in accordance with a pre-determined schedule, in practice, the Committee has undertaken a comprehensive analysis of its compensation programs every several years. In early fiscal year 2013, the Compensation Committee engaged the Hay Group to examine and update the peer group of companies that we use as a point of reference for validating our compensation decisions, as well as certain other services related to our executive compensation programs. The Compensation Committee also requests outside legal counsel to provide it with advice from time to time.

Use of Peer Group Compensation Data and Tally Sheets

Peer Group Compensation Data.    When making compensation decisions, the Compensation Committee considers executive compensation programs and individual elements of compensation paid to other named executive officers at a group of comparably-sized companies both within our industry and in our geographic region or which we otherwise consider to be our peers.

The Compensation Committee believes that a review of compensation at our peer group companies should be one point of reference for validating our compensation decisions; however, in any given year, actual individual compensation elements or total compensation for a named executive officer may be set above or below that of our peer group companies based on factors such as individual experience or tenure with us, specialized skills, achievement of performance goals, retention and the Compensation Committee’s desire to achieve a specified mix of compensation. The Compensation Committee uses this peer group compensation data to provide an informational perspective on our compensation practices, levels of base salary and target levels of annual cash and long-term equity incentive compensation. The Compensation Committee also examines national and regional trends when making executive compensation decisions.

We formalized our peer group in connection with an examination of our executive compensation programs during fiscal year 2009. The Compensation Committee did not utilize a peer group for any compensation decisions made in fiscal year 2012. In early fiscal year 2013, the Compensation Committee engaged the Hay Group to examine and update our peer group.

Tally Sheets.    The Compensation Committee analyzes tally sheets prepared for each named executive officer as part of its responsibilities for our executive compensation programs. Tally sheets present the dollar amount of each component of compensation for each named executive officer. The purpose of tally sheets is to bring together, in summary form, all of the elements of total direct compensation for our named executive officers, so that the Compensation Committee may analyze both the individual elements of compensation (including the weighting of each element as compared to each other element) and the aggregate amount of total direct compensation. During fiscal year 2012, the Compensation Committee regularly used tally sheets to assist in its review of the compensation of our named executive officers. No compensation changes were made in fiscal year 2012 based on those reviews.

Executive Compensation Components

As discussed in greater detail below, our compensation philosophy focuses on aligning the total direct compensation of our named executive officers with the interests of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. We use the term “total direct compensation” to refer to the sum of base salary, annual incentive compensation and long-term incentive compensation.

Total Direct Compensation	=	Base Salary	+	Annual Incentive Compensation	+	Long-Term Incentive Compensation

The components of total direct compensation are:

Compensation Element	Form of Compensation	Purpose	Performance Criteria
Base Salary	Cash	Provide compensation that is not “at-risk” to compensate our named executive officers for services rendered during the fiscal year	Not performance based
Annual Incentive Compensation	Cash	Motivate our named executive officers to attain vital short-term company and individual objectives	Net income, average working capital percentage and personal goals
Long-term Incentive Compensation	Performance-vested Restricted Stock (granted every year)	Incent our named executive officers to focus on company growth, align their compensation with our business strategy and create value for our stockholders	Our EBIT margin for fiscal year 2014 as compared to the Baird Industrial Company Composite for calendar year 2013 and Net Income for fiscal year 2014
	Stock Options (granted only in fiscal years that end in odd years)		Stock options only have value based on the appreciation of our stock following the date of grant
	Time-vested Restricted Stock (granted only in fiscal years that end in even years)		Not performance based

Target total direct compensation is established for the named executive officers each year. We do not have a specific policy for the allocation of compensation between short-term and long-term compensation or cash and equity compensation, as the allocation of these items is primarily driven by market compensation information and company performance.

We generally do not consider gains realized from prior compensation, such as stock option exercises and restricted stock vesting, in setting other elements of compensation. We believe that reducing or limiting current stock option grants or restricted stock awards because of prior gains realized by a named executive officer would unfairly penalize the officer for outstanding past performance and reduce the motivation for continued outstanding achievement. Similarly, our severance and change-in-control arrangements, which we discuss in detail under the heading “Potential Payments upon Termination or Change in Control,” do not affect our decisions regarding other elements of compensation. Those arrangements serve specific purposes that are unrelated to the determination of a named executive officer’s compensation for a specific year.

In support of our “pay for performance” philosophy, our executive compensation is heavily weighted toward incentive (variable) compensation, and the level of variable, or “at risk,” compensation increases as the level of responsibility increases. As shown below, 50% of our Chief Executive Officer’s compensation is provided through annual and long-term incentive compensation, and, on average, 40% of our other named executive officers’ compensation is provided through annual and long-term incentive compensation.

Chief Executive Officer Target Total Direct Compensation Fiscal Year 2012	All Other Named Executives Target Total Direct Compensation Fiscal Year 2012

We also provide compensation and benefits to our named executive officers through the following programs:

Compensation Element	Form of Compensation	Purpose
Health and welfare plans	Eligibility to receive health and other welfare benefits paid for by the company, including life insurance, short- and long-term disability insurance and a comprehensive medical and dental plan	Provide a competitive employee benefits program
Retirement benefits	Named executive officers hired prior to January 1, 2003 (Mr. Lines, Mr. Smith and Ms. Condame only) participate in a qualified defined benefit pension plan, a qualified defined contribution plan and a non-qualified supplemental retirement plan. Named executive officers hired on or after January 1, 2003 participate only in the qualified defined contribution plan, and receive an additional company contribution under such plan in lieu of their participation in the defined benefit pension plan.	Provide an incentive for long-term retention of our named executive officers
Limited perquisites and other personal benefits	A $5,000 allowance for the Chief Executive Officer ($2,500 for our other named executive officers) to purchase term life insurance and an additional amount necessary to purchase a personal umbrella insurance policy as well as executive travel accident insurance	Provide a competitive compensation package, facilitate strong, focused performance and better enable us to attract and retain superior employees for key positions

Stockholder Advisory Vote on Executive Compensation

At our 2011 annual meeting of stockholders, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2011 proxy statement, referred to as a “say-on-pay” vote, and expressed a preference that the “say-on-pay” vote take place on the annual basis recommended by our Board of Directors. This preference was subsequently adopted by our Board of Directors, and so we are providing our stockholders with a “say-on-pay” vote this year.

The Compensation Committee evaluated the positive results of the 2011 “say-on-pay” vote as well as the other factors discussed in this CD&A. While each of these factors informed the Compensation Committee’s decisions regarding our executive compensation programs, the Compensation Committee did not implement changes to our executive compensation programs as a result of the 2011 “say-on-pay” vote.

Annual Base Salaries

The Compensation Committee reviews base salaries for each of our named executive officers at least annually. For fiscal year 2012, the Compensation Committee set the base salaries based on the following factors:

•	Company performance;

•	Individual performance;

•	Job responsibilities; and

•	Internal pay equity.

The Compensation Committee approved increases to the base salaries of each of our named executive officers (other than Mr. Platt, who was not hired until October 2011), effective April 1, 2011, as follows:

Named Executive Officer	Fiscal year 2011 Base Salary	Percentage Increase	Fiscal year 2012 Base Salary
James R. Lines	$275,000	3.0%	$283,250
Jeffrey F. Glajch	$216,300	3.0%	$222,789
Alan E. Smith	$183,536	3.0%	$189,042
Jennifer R. Condame	$132,613	3.0%	$136,591

The base salaries we paid to our named executive officers during fiscal year 2012 are shown in the “Salary” column of the 2012 Summary Compensation Table.

Annual Cash Incentive Compensation

Our Annual Executive Cash Bonus Program, which we refer to as the Cash Bonus Program, is designed to compensate our named executive officers for above-average performance through an annual cash incentive award related both to company and individual performance. We instituted the Cash Bonus Program because we believe it effectively rewards both short-term individual and company performance.

For fiscal year 2012, the Compensation Committee set target bonus levels at 100% attainment of both company and individual objectives as follows: Mr. Lines-60% of base salary; Mr. Glajch-35% of base salary; Mr. Smith-35% of base salary; Ms. Condame-25% of base salary; and Mr. Platt-25% of base salary (pro-rated based on the number of months of fiscal year 2012 that he was employed by us). Each named executive officer may receive anywhere from 0% to 150% of his or her target bonus level depending on the attainment of objectives, as follows:

•	If the threshold level of performance is not achieved, no bonus is payable to the named executive officer.

•	If the threshold level of performance is achieved, 50% of the target bonus is payable to the named executive officer.

•	100% of the target bonus is payable if the target level of performance is achieved.

•	A maximum of 150% of the target bonus is payable if the maximum level of performance is achieved.

•	Linear interpolation is used to determine the percentage of the target bonus payable based on performance in between threshold and target or target and maximum.

A summary of the performance goals for our named executive officers and their respective weightings for fiscal year 2012 is as follows:

Performance Goals under the Cash Bonus Program

The net income performance metric is defined as gross sales minus expenses and taxes. The average working capital percentage performance metric is defined as gross inventory plus gross trade accounts receivable minus trade payables divided by sales. The Compensation Committee selected net income and average working capital percentage as the measures of short-term performance because they capture our profitability and the efficiency of our use of cash during the applicable time period.

Company objectives for net income and average working capital percentage are typically set during our annual budgeting process and are approved by our Board of Directors along with our annual budget immediately prior to the beginning of the relevant fiscal year. Individual objectives are also typically set near the determination of the annual budget. The Chairman of our Compensation Committee, in consultation with the Chairman of our Board, approves individual objectives for our Chief Executive Officer. The individual objectives for our other named executive officers are developed by our Chief Executive Officer in alignment with our corporate strategy and recommended to our Compensation Committee Chair for approval.

For fiscal year 2012, the threshold, target, maximum and actual performance metrics used under the Cash Bonus Program were as follows:

Performance Measure	Threshold	Target	Maximum	Actual
Net Income	$7.0 million	$8.5 million	$9.5 million	$10.6 million
Average Working Capital Percentage	10.5%	9.5%	8.5%	11.7%

Each year, the Compensation Committee also establishes individual objectives for our named executive officers, which are used to determine whether the personal goals performance metric has been met. During fiscal year 2012, the individual objectives for our named executive officers were as follows:

•

Mr. Lines—continue to strengthen and act on our strategy to expand our global market share in Asia and the integration of our recent acquisition to increase revenue and profitability, among other things.

•

Mr. Glajch—continue the integration of our recent acquisition to increase revenue and profitability and institute a process to ensure proper handling of certain electronic information, among other things.

•	Mr. Smith—implement initiatives to minimize rework caused by errors and improve engineering capacity efficiency, among other things.

•

Ms. Condame—implement processes and controls within the finance department to accommodate the integration of an acquisition and continue to ensure compliance with regulatory reporting requirements, among other things.

•	Mr. Platt—deepen an understanding of our products and services, develop a near-term sales strategy and execute on that sales strategy.

At its May 30, 2012 meeting, the Compensation Committee reviewed each named executive officer’s achievement of company and individual objectives during fiscal year 2012 and approved the award of cash incentive compensation under the Cash Bonus Program. Based on our performance during fiscal year 2012, the Compensation Committee determined that our named executive officers surpassed the maximum level of performance under the net income component of their respective awards under the Cash Bonus Program, but did not achieve the threshold level of performance under the average working capital percentage component of the Cash Bonus Program. The Compensation Committee further determined that our named executive officers achieved the following percentages of their respective personal goals: Mr. Lines-75%; Mr. Glajch-120%; Mr. Smith-121%; Ms. Condame-150%; and Mr. Platt-100%. The personal goals component of each named executive officer’s respective award under the Cash Bonus Program was not directly tied to the financial performance objectives. As a result, while we did exceed the target level of performance for our net income measure, each of our named executive officers could have earned the percentage of the Cash Bonus Program attributable to achievement of personal goals even if we did not reach the required target for such performance measure.

Based on these achievements, the cash incentive compensation earned under the Cash Bonus Program for our named executive officers for fiscal year 2012 was as follows:

Named Executive Officer	Bonus Award	Percent of Maximum Available Bonus
James R. Lines	$191,194	75%
Jeffrey F. Glajch	$93,571	80%
Alan E. Smith	$79,563	80%
Jennifer R. Condame	$43,538	85%
Robert A. Platt	$21,251	75%

The amount of these cash awards earned by each named executive officer in fiscal year 2012 is shown in the “Non-Equity Incentive Plan Compensation” column of the 2012 Summary Compensation Table.

Under the Cash Bonus Program, special awards may be made to a named executive officer who has made an extraordinary contribution to us during the fiscal year. Such awards are generally recommended in writing by our Chief Executive Officer to the Chairman of the Compensation Committee and approved by the Compensation Committee before grant. The Compensation Committee also has the discretion to include or exclude extraordinary events that either positively or negatively affect financial performance in the financial calculations regarding the achievement of company objectives. No such awards were made in fiscal year 2012 and no extraordinary events were considered by the Compensation Committee during the year.

Long-Term Equity Incentive Compensation

Our Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives, which we refer to as the Stock Bonus Plan, is designed to motivate our named executive officers to increase stockholder value by providing them with long-term stock-based awards for above-average company performance.

Our long-term incentive opportunities are intended to be competitive with the long-term incentive opportunities offered by the companies constituting our peer group and by other comparably-sized companies in our geographic region. Stock options and restricted stock, if granted, are approved by the Compensation Committee on an annual basis at a meeting after the fiscal year end. All stock options and shares of restricted stock are issued under our Incentive Plan, a comprehensive executive compensation plan that provides for the grant of stock options, restricted stock, and other stock-related awards, as well as other awards that may be settled in cash or other property.

All of our named executive officers are eligible to participate in the Stock Bonus Plan. The Stock Bonus Plan provides that (1) long-term equity incentive awards granted under the Stock Bonus Plan in fiscal years that end in odd years (e.g., fiscal year 2011, fiscal year 2013, etc.) will consist of stock options and shares of performance-vested restricted stock, and (2) long-term equity incentive awards granted under the Stock Bonus Plan in fiscal years that end in even years (e.g., fiscal year 2010, fiscal year 2012, etc.) will consist of time-vested restricted stock and performance-vested restricted stock.

Options.    We utilize stock options as an element of compensation because we believe that stock options motivate our named executive officers to increase stockholder value as the options only have value to the extent the price of our common stock on the date of exercise exceeds the stock price on the grant date. Therefore, compensation is only realized by our named executive officers if our stock price increases over the term of the award. Unless the Compensation Committee determines otherwise, an option will vest over a three-year period, with 33 1/3% of the shares subject to such option vesting on each of the first, second and third anniversaries of the date of grant.

Time-Vested Restricted Stock.    We utilize time-vested restricted stock as an element of compensation because we believe that time-vested restricted stock helps us retain our named executive officers by offering our named executive officers the opportunity to receive shares of our common stock if they continue to be employed by us on the date the time-vested restricted stock vests. The number of shares of time-vested restricted stock awarded to our named executive officers under the Stock Bonus Plan is determined based on a percentage of each named executive officer’s annual base salary. Unless the Compensation Committee determines otherwise, 50% of the shares of time-vested restricted stock will vest on the second anniversary of the date of grant and the remaining 50% of the shares will vest on the fourth anniversary of the date of grant.

Performance-Vested Restricted Stock.    We utilize performance-vested restricted stock as an element of compensation because we believe that performance-vested restricted stock helps us reward our named executive officers by conditioning the grant of restricted stock upon the satisfaction of certain company objectives. The number of shares of performance-vested restricted stock awarded to our named executive officers is also determined based on a percentage of each named executive officer’s annual base salary. Unless the Compensation Committee determines otherwise, the shares of performance-vested restricted stock will vest on the third anniversary of the date of grant, subject to satisfaction of the performance metrics for the applicable three-year period.

Awards Granted in Fiscal Year 2012.    In accordance with the provisions of the Stock Bonus Plan, the Compensation Committee granted awards of long-term equity incentive compensation on May 26, 2011, with respect to all the named executive officers other than Mr. Platt, and on October 27, 2011, with respect to Mr. Platt. Such awards consisted of shares of time-vested restricted stock and shares of performance-vested restricted stock.

The number of shares of time-vested restricted stock and shares of performance-vested restricted stock awarded by the Compensation Committee to our named executive officers was determined using each such officer’s Long-Term Incentive Percentage, which we refer to as the L-T Percentage, in effect for fiscal year 2011. For fiscal year 2011, the L-T Percentage for each of our named executive officers was as follows: Mr. Lines–42%; Mr. Glajch–35%; Mr. Smith–35%; Ms. Condame–25%; and Mr. Platt–25%.

The number of shares of time-vested and performance-vested restricted stock was determined, in each case, by multiplying 50% of each named executive officer’s base salary in effect for fiscal year 2011 by such officer’s L-T Percentage (with respect to Mr. Platt, also pro-rated to account for his commencement of employment with us in October 2011), and then dividing the product by the closing price of our common stock on the NYSE MKT on the seventh day prior to the date of grant.

The closing price of our common stock on the NYSE MKT was $22.11 on May 19, 2011, and was $17.68 on October 20, 2011. The chart below shows the number of shares of time-vested restricted stock and the number of shares of performance-vested restricted stock awarded to our named executive officers in fiscal year 2012:

Named Executive Officer	Number of Shares of Time-Vested Restricted Stock Granted	Number of Shares of Performance-Vested Restricted Stock Granted(1)
James R. Lines	2,612	5,224
Jeffrey F. Glajch	1,712	3,424
Alan E. Smith	1,453	2,906
Jennifer R. Condame	750	1,500
Robert A. Platt	900	1,800
		1,054	(2)

(1)

The number of shares set forth in the chart above assumes maximum achievement of such performance criteria. The number of shares that will vest in fiscal year 2014 is based upon our achievement of two performance criteria. Those performance criteria consist of a relative metric (our EBIT margin for fiscal year 2014 as compared to the Baird Industrial Company Composite for calendar year 2013) and an absolute metric (Net Income for fiscal year 2014). Once achievement of the performance criteria is determined for fiscal year 2014, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly, and the unearned shares are forfeited back to the company. In the event a named executive officer’s employment terminates prior to the conclusion of fiscal year 2014 for reasons other than death or retirement, such officer’s right to receive the restricted stock shall be forfeited.

(2)	In connection with commencing employment with us, Mr. Platt was also granted a restricted stock award under the performance-vested restricted stock component of the Stock Bonus Plan in effect for fiscal year 2011 (pro-rated to account for his commencement of employment with us in October 2011). The number of shares that will vest in fiscal year 2013 is based upon our achievement of two performance criteria: our EBIT margin for fiscal year 2013 as compared to the Baird Industrial Company Composite for calendar year 2012 and Net Income for fiscal year 2013. Once achievement of the performance criteria is determined for fiscal year 2013, the actual number of shares will be adjusted accordingly, and the unearned shares are forfeited back to the company.

The Compensation Committee seeks to establish performance goals that are challenging but attainable based on our business and financial plan for the year. When establishing performance goals, the Compensation Committee reviews and discusses our business and financial plans for that year and the opportunity to generate stockholder value. The Compensation Committee establishes a range of performance goals for the year as well as individual payment thresholds, targets and maximums for each goal.

Information regarding the time-vested restricted stock awards and performance-vested restricted stock awards granted to each named executive officer in fiscal year 2012 is set forth in the 2012 Summary Compensation Table, as well as in the 2012 Grants of Plan-Based Awards Table.

Awards Granted in Fiscal Year 2013.    Long-term equity incentive awards were granted during fiscal year 2013 on May 30, 2012. Such awards consisted of stock options and shares of performance-vested restricted stock. Pursuant to the Securities and Exchange Commission’s disclosure rules, such restricted stock awards will be reported in our 2013 Summary Compensation Table and 2013 Grants of Plan-Based Awards table.

Perquisites and Other Personal Benefits

We provide perquisites to our named executive officers to provide health and welfare benefits at the same level as those available to all employees. Additional perquisites and benefits are designed to attract, retain and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

During fiscal year 2012, we paid premiums for life insurance policies for the benefit of each of our named executive officers. In addition, all of our named executive officers presently participate in our short-term disability program that is available to our managers and executive officers. We also make available to our named executive officers health insurance and long-term disability programs that are generally available to our salaried employees.

Our named executive officers also receive an executive travel accident policy and up to $2,500 for the purpose of purchasing term life insurance with a named beneficiary of each officer’s choosing as well as an additional amount necessary for our named executive officers to purchase a personal umbrella insurance policy. Our Chief Executive Officer is entitled to up to $5,000 for the purpose of purchasing term life insurance.

Retirement Benefits

We provide retirement benefits to our named executive officers that are designed to attract, retain and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

Mr. Lines, Mr. Smith and Ms. Condame are all eligible to participate in our Retirement Income Plan, which is a defined benefit pension plan for the benefit of our domestic employees hired prior to January 1, 2003. Benefits are based on the employee’s years of service and average annual base salary for the five highest consecutive calendar years of compensation in the ten-year period preceding retirement, reduced to take into account a participant’s Social Security benefits paid for by the company. All of our named executive officers participate in our Incentive Savings Plan, which is a defined contribution plan that provides for both employer and employee contributions. The Incentive Saving Plan uses a “safe harbor” design that provides for a matching contribution of 100% of a participant’s deferrals up to 3% of compensation plus 50% of deferrals in excess of 3% but not in excess of 5% of compensation (for a maximum 4% matching contribution), and also provides for an annual employer contribution equal to 3.25% of base salary for qualifying employees hired on or after January 1, 2003.

We also make available to our named executive officers who participate in our Retirement Income Plan our Supplemental Executive Retirement Plan, which is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the Retirement Income Plan would provide, but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, and the limitations on benefits imposed by Section 415 of the Code.

We have provided more information about our defined benefit retirement plans and the benefits payable to our named executive officers under such plans under the heading “Pension Benefits at March 31, 2012.”

Employment Agreements and Payments upon Termination or Change in Control

We have entered into employment agreements with Mr. Lines, Mr. Glajch, Mr. Smith and Mr. Platt. The decisions to enter into employment agreements with such officers and the terms of those agreements were based on our need to motivate and retain talent for our long-term growth. The material terms of the employment agreements with our named executive officers are described under the heading “Employment Agreements.”

We have agreed to provide payments to each of our named executive officers in the event of a termination of employment as a result of normal and early retirement, involuntary termination, death and disability. Mr. Lines and Mr. Glajch are also eligible to receive payments in the event of termination following a change in control. These arrangements are designed to promote stability and continuity of our named executive officers. Information on these arrangements for the named executive officers is provided below under the heading “Potential Payments upon Termination or Change in Control.”

Stock Ownership Guidelines

In order to more closely align the interests of our named executive officers with the interests of our stockholders, the Compensation Committee has established minimum stock ownership guidelines that require our named executive officers to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames. A summary of our current stock ownership guidelines for our named executive officers is as follows:

Position	Stock Ownership Guideline
Chief Executive Officer	Common stock with a value equal to at least 3.00 times his annual base salary
Other named executive officers	Common stock with a value equal to at least 1.00 times his or her annual base salary

Our stock ownership guidelines also require our named executive officers to retain 50% of the net shares they realize (after tax) when a restricted stock award vests or a stock option is exercised until they are in compliance with the guidelines, unless waived by the Chairman of the Compensation Committee.

The Compensation Committee monitors the progress made by our named executive officers in achieving their stock ownership guidelines and, if circumstances warrant, may modify the guidelines and/or time frames for one or more of our named executive officers. Under the guidelines, our named executive officers are directed to be in compliance with their respective ownership objectives within five years of becoming a named executive officer or by the end of our fiscal year ending March 31, 2014 (five years from the date when the stock ownership guidelines were last amended). In the event that a named executive officer does not meet his or her ownership guidelines, this fact may be taken into consideration by the Compensation Committee when evaluating such executive’s overall performance. As of the end of fiscal year 2012, each of our named executive officers was making meaningful progress towards compliance with our stock ownership guidelines.

Certain Tax and Accounting Implications

We periodically review accounting and tax laws, rules and regulations that may apply to our compensation programs. However, tax and accounting considerations have not significantly impacted the compensation programs that we offer to our named executive officers.

The Impact of Deductibility of Compensation.    As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Compensation Committee reserves the ability to approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its named executive officers.

Accounting for Stock-Based Compensation.    We account for stock-based employee compensation at fair value of the awards on the grant date and recognize the related cost in our statements of operations and retained earnings in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation-Stock Compensation, which we refer to as FASB ASC Topic 718, formerly SFAS No. 123(R), “Share-Based Payment,” which we adopted effective April 1, 2006 utilizing the modified prospective method. These stock-based payments include awards made under our Incentive Plan.

Compensation Committee Report2

The Compensation Committee, which is comprised entirely of independent Directors, has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement in accordance with Item 402(b) of Regulation S-K, as promulgated by the Securities and Exchange Commission. Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and our annual report on Form 10-K for the year ended March 31, 2012.

Compensation Committee:

James J. Malvaso, Chairman

Helen H. Berkeley

Jerald D. Bidlack

Alan Fortier

Risk Considerations in our Compensation Programs

In fiscal year 2011, we undertook a detailed company-wide analysis of our compensation programs to assess whether they create risks that are reasonably likely to have a material adverse effect on our business. In fiscal year 2012, the Compensation Committee again conducted its own risk assessment. As part of that assessment, the Compensation Committee reviewed the intent, purposes and practices of our compensation programs and plans. Such review was made in connection with a review of our business and acquisition strategies. As part of our fiscal year 2012 review, we also undertook a review of any new compensation arrangements or any existing compensation arrangements that were modified since fiscal year 2011. Based on these reviews, we have concluded that our compensation programs are appropriately tailored to encourage employees to grow our business, but not incent them to do so in a way that is reasonably likely to have a material adverse effect on our company.

For example, our Cash Bonus Program and our Stock Bonus Plan, which are our two primary executive compensation programs, balance each other by providing compensation that rewards short-term (Cash Bonus Program) and long-term (Stock Bonus Plan) performance. The Cash Bonus Program balances risk by considering several performance metrics and capping the maximum payout a named executive officer can receive at 150% of target bonus level (target bonus level is between 60% and 25% of base salary for each of our named executive officers). In addition, our Stock Bonus Plan provides balanced incentives through the mix of equity-based compensation awards including stock options, time-vested restricted stock and performance-vested restricted stock, which varies from year to year, and by considering several performance metrics. Together with our executive stock ownership guidelines and our conservative approach to annual bonuses, the Compensation Committee believes this mix of incentives encourages our named executive officers to achieve both short-term operating and long-term strategic objectives, including the long-term performance of our stock.

2 The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

2012 Summary Compensation Table

The following table shows information regarding the compensation of our President and Chief Executive Officer (our principal executive officer), our Vice President-Finance & Administration and Chief Financial Officer (our principal financial officer) and our three other most highly compensated named executive officers for services rendered to us in all capacities for the fiscal years ended March 31, 2012, 2011 and 2010.

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)		Stock Awards(2)(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total ($)
James R. Lines,	2012	$283,250	—		110,697	—	191,194	237,977	15,712	838,830
President and Chief Executive Officer (principal executive officer)	2011	275,000	—		39,360	40,722	200,970	126,100	12,402	694,554
	2010	265,000	—		48,597	54,897	217,295	154,519	16,828	757,136

Jeffrey F. Glajch	2012	222,789	—		72,555	—	93,571	—	19,155	408,070
Vice President–Finance & Administration and Chief Financial Officer (principal financial officer)	2011 2010	216,300 210,000	— —		31,186 —	32,267 43,504	94,915 97,388	— —	16,122 13,060	390,790 363,952

Alan E. Smith	2012	189,042	—		61,578	—	79,563	91,780	10,174	432,137
Vice President of Operations	2011	183,536	—		26,459	27,376	76,057	42,281	7,919	363,628
	2010	178,190	—		29,299	33,103	90,431	49,622	8,962	389,607

Jennifer R. Condame	2012	136,591	—		31,785	—	43,538	67,935	9,189	289,038
Controller and Chief Accounting Officer	2011	132,613	—		13,664	14,127	43,166	29,502	7,287	240,359
	2010	128,750	—		—	24,825	46,672	43,014	4,489	247,750

Robert A. Platt(8)	2012	75,560	18,000	(9)	45,377	—	21,251	—	4,045	164,233
Vice President of Sales

(1)

The amounts shown in this column include cash compensation earned and paid, and cash compensation deferred at the election of each named executive officer under our Incentive Savings Plan (our 401(k) plan).

(2)

Restricted stock awards are granted under our Incentive Plan. The dollar values of time-vested restricted stock awards shown in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The grant date fair value of the performance-vested restricted stock awards shown in this column is computed based upon the probable outcome of the performance goals as of the grant date, in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The maximum value of the performance-vested restricted stock awards, assuming the highest level of performance conditions is achieved, is as follows for fiscal year 2012: Mr. Lines–$110,697; Mr. Glajch–$72,555; Mr. Smith–$61,578; Ms. Condame–$31,785; Mr. Platt–$55,653. A discussion of the assumptions used to calculate grant date fair value is set forth in Note 12 (Stock Compensation Plans) to the Consolidated Financial Statements in our annual reports on Form 10-K for the fiscal year ended March 31, 2012 and in Note 11 for the fiscal years ended March 31, 2011 and 2010.

(3)

Additional information regarding the time-vested restricted stock and performance-vested restricted stock granted to our named executive officers in fiscal year 2012 is shown in the 2012 Grants of Plan-Based Awards table.

(4)

Stock option awards are granted under our Incentive Plan. The dollar values of stock option awards shown in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. A discussion of the assumptions used to calculate grant date fair value is set forth in Note 11 (Stock Compensation Plans) to the Consolidated Financial Statements in our annual reports on Form 10-K for the fiscal years ended March 31, 2011 and 2010.

(5)

The amounts shown in this column reflect the cash payment made to our named executive officers under the Cash Bonus Program in effect for fiscal year 2012. Awards under the Cash Bonus Program were made by the Compensation Committee of our Board of Directors on May 30, 2012.

(6)

The amounts shown in this column reflect the changes in the actuarial present values under our Retirement Income Plan and our Supplemental Executive Retirement Plan. See “Pension Benefits at March 31, 2012” for more information on our Retirement Income Plan and our Supplemental Executive Retirement Plan.

(7)	All Other Compensation consists of the following:

Named Executive Officer	Insurance ($)	401(k) Plan Matching Contributions ($)	401(k) Plan Nonelective Contributions ($)	Professional Engineering License Fee ($)	Total ($)
James R. Lines	7,979	7,733	—	—	15,712
Jeffrey F. Glajch	4,772	7,195	7,188	—	19,155
Alan E. Smith	1,791	6,633	—	1,750	10,174
Jennifer R. Condame	4,182	5,007	—	—	9,189
Robert A. Platt	1,030	1,843	1,172	—	4,045

(8)	Mr. Platt joined us as our Vice President of Sales in October 2011.

(9)

Mr. Platt received a sign-on bonus of $18,000 in connection with his commencement of employment with us in October 2011. If Mr. Platt resigns without cause prior to October 3, 2012, he is required to repay a pro-rated portion of this sign-on bonus.

2012 Grants of Plan-Based Awards

The following table shows information regarding the grants of annual incentive cash compensation, stock options and restricted stock during fiscal year 2012 to our named executive officers.

Name	Type of Award	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other stock awards: Number of shares of stock or units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
James R. Lines	Time-Vested Restricted Stock	5/26/11							2,612	55,348
	Performance-Vested Restricted Stock	5/26/11				27,674	55,348	110,697		55,348
	Annual Incentive		84,975	169,950	254,925
Jeffrey F. Glajch	Time-Vested Restricted Stock	5/26/11							1,712	36,277
	Performance-Vested Restricted Stock	5/26/11				18,139	36,277	72,555		36,277
	Annual Incentive		38,988	77,976	116,964
Alan E. Smith	Time-Vested Restricted Stock	5/26/11							1,453	30,789
	Performance-Vested Restricted Stock	5/26/11				15,395	30,789	61,578		30,789
	Annual Incentive		33,083	66,165	99,248
Jennifer R. Condame	Time-Vested Restricted Stock	5/26/11							750	15,893
	Performance-Vested Restricted Stock	5/26/11				7,947	15,893	31,785		15,893
	Annual Incentive		17,074	34,148	51,222
Robert A. Platt	Time-Vested Restricted Stock	10/27/11							900	17,550
	Performance-Vested Restricted Stock	10/27/11				13,913	27,827	55,653		27,827
	Annual Incentive		9,445	18,890	28,335

(1)

The amounts shown in these columns reflect the incentive cash compensation amounts that potentially could have been earned during fiscal year 2012 based upon the achievement of company and individual performance goals under our Cash Bonus Program. Mr. Platt’s amounts are pro-rated for the period that he was employed with us during fiscal year 2012. The amounts of actual cash awards earned in fiscal year 2012 by our named executive officers under our Cash Bonus Program are set forth in the “Non-Equity Incentive Plan Compensation” column in the 2012 Summary Compensation Table. For more information regarding annual incentive cash compensation under our Cash Bonus Program, see “Annual Cash Incentive Compensation” in CD&A.

(2)

Our performance-vested restricted stock awards are denominated in dollars, but payable in stock. We determine the number of shares of restricted stock to grant by dividing the dollar value of the award by the closing price of a share of our common stock on the seventh day prior to the date of grant. For more information regarding restricted stock awards under our Stock Bonus Plan, see “Performance-Vested Restricted Stock” and “Awards Granted in Fiscal Year 2012” in CD&A.

(3)

The dollar values of stock options and restricted stock disclosed in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the performance-vested restricted stock awards is computed based upon the probable outcome of the performance goals as of the grant date. A discussion of the assumptions used to calculate the grant date fair values is set forth in Note 12 (Stock Compensation Plans) to the Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended March 31, 2012.

Employment Agreements

During fiscal year 2012, we were a party to employment agreements with Mr. Lines, Mr. Glajch, Mr. Smith and Mr. Platt. The following is a summary of the key terms of such employment agreements.

James R. Lines.    On August 1, 2006, we entered into an employment agreement with Mr. Lines which provides that Mr. Lines will receive an annual minimum base salary as well as other customary benefits. Mr. Lines is also eligible under the agreement to receive discretionary bonuses. The agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Lines elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Lines turns 65.

Pursuant to our employment agreement with Mr. Lines, if he resigns for reasons other than a material breach of the agreement by us, departs from our employment without the approval of our Board of Directors, or is discharged for cause, he will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Lines also provides for us to make certain payments to him in the event we terminate his employment without cause or upon the occurrence of certain events relating to a change in control of the company, as described under “Involuntary Termination” and “Termination Following Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Lines provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Jeffrey F. Glajch.    On March 2, 2009, we entered into an employment agreement with Mr. Glajch, as subsequently amended on July 29, 2010, to serve as our Vice President-Finance & Administration and Chief Financial Officer. The agreement provides that Mr. Glajch will receive an annual minimum base salary as well as other customary benefits. The agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Glajch elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Glajch turns 65.

Pursuant to our employment agreement with Mr. Glajch, if his employment with us is terminated for any reason, he will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Glajch also provides for us to make certain payments to him in the event we terminate his employment without cause or upon the occurrence of certain events relating to a change in control of the company, as described under “Involuntary Termination” and “Termination Following Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Glajch provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Alan E. Smith.    On July 30, 2007, we entered into an employment agreement with Mr. Smith to serve as our Vice President of Operations. The agreement provides that Mr. Smith will receive an annual minimum base salary as well as other customary benefits. Mr. Smith’s agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Smith elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Smith turns 65.

Pursuant to our employment agreement with Mr. Smith, if his employment with us is terminated for any reason, he will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Smith also provides for us to make certain payments to him in the event we terminate his employment without cause as described under “Involuntary Termination” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Smith provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Robert A. Platt.    On October 3, 2011, we entered into an employment agreement with Mr. Platt to serve as our Vice President of Sales. The agreement provides that Mr. Platt will receive an annual minimum base salary as well as other customary benefits. Under the agreement, we paid Mr. Platt a sign-on bonus of $18,000. If Mr. Platt resigns without cause prior to October 3, 2012, he is required to repay a pro-rated portion of this sign-on bonus. Mr. Platt’s agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Platt elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Platt turns 65.

Pursuant to our employment agreement with Mr. Platt, if his employment with us is terminated for any reason, he will be subject to an 18-month covenant not to compete with us, not to interfere in certain of our business relationships, and not to disclose to anyone our confidential information.

Our employment agreement with Mr. Platt also provides for us to make certain payments to him in the event we terminate his employment without cause as described under “Involuntary Termination” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Platt provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Additional Information

We have provided additional information regarding the compensation we pay to our named executive officers in CD&A, and encourage you to read the above tables and their footnotes in conjunction with such information.

Outstanding Equity Awards at March 31, 2012

The following table shows information regarding the number of unexercised stock options and the number and value of unvested restricted stock awards held by our named executive officers at March 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James R. Lines	1,899	633	(1)	30.88	5/29/2018
	—	1,974	(2)	15.22	5/28/2019
	—	3,092	(3)	15.25	5/20/2020
						666	(6)	14,579
						1,597	(7)	34,958
						2,612	(8)	57,177
									5,161	(9)	112,974
									5,224	(10)	114,353
Jeffrey F. Glajch	750	250	(4)	8.01	3/2/2019
	3,129	1,564	(2)	15.22	5/28/2019
	1,225	2,450	(3)	15.25	5/20/2020
						1,712	(8)	37,476
									4,090	(9)	89,530
									3,424	(10)	74,951
Alan E. Smith	3,750	—		10.84	7/26/2017
	836	278	(1)	30.88	5/29/2018
	2,381	1,190	(2)	15.22	5/28/2019
	1,039	2,079	(3)	15.25	5/20/2020
						293	(6)	6,414
						963	(7)	21,080
						1,453	(8)	31,806
									3,471	(9)	75,980
									2,906	(10)	63,612
Jennifer R. Condame	2,500	—		7.98	6/1/2016
	4,974	—		6.90	5/31/2017
	432	144	(1)	30.88	5/29/2018
	750	250	(5)	44.50	7/31/2018
	1,785	893	(2)	15.22	5/28/2019
	536	1,073	(3)	15.25	5/20/2020
						750	(8)	16,418
									1,791	(9)	39,205
									1,500	(10)	32,835
Robert A. Platt						900	(11)	19,701
									1,054	(9)	23,072
									1,800	(10)	39,402

(1)	One-fourth of this grant of stock options vested on each of May 29, 2009, May 29, 2010 and May 29, 2011. The remainder of this grant vests on May 29, 2012.

(2)	One-third of this grant of stock options vested on each of May 28, 2010 and May 28, 2011. The remainder of this grant vests on May 28, 2012.

(3)	One-third of this grant of stock options vested on May 20, 2011. The remainder of this grant vests in equal installments on May 20, 2012 and May 20, 2013.

(4)	One-fourth of this grant of stock options vested on each of March 2, 2010, March 2, 2011 and March 2, 2012. The remainder of this grant vests on March 2, 2013.

(5)	One-fourth of this grant of stock options vested on each of July 31, 2009, July 31, 2010 and July 31, 2011. The remainder of this grant vests on July 31, 2012.

(6)	These time-vested restricted stock awards vested on May 29, 2012

(7)	These time-vested restricted stock awards will vest on May 28, 2013.

(8)	One-half of this grant of time-vested restricted stock will vest on May 26, 2013 and the remaining one-half will vest on May 26, 2015.

(9)

One hundred percent of this grant of performance-vested restricted stock vests on May 20, 2013, subject to the satisfaction of the performance metrics for the applicable three-year period. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(10)

One hundred percent of this grant of performance-vested restricted stock vests on May 26, 2014, subject to the satisfaction of the performance metrics for the applicable three-year period. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(11)	One-half of this grant of time-vested restricted stock will vest on October 27, 2013 and the remaining one-half will vest on October 27, 2015.

2012 Option Exercises and Stock Vested

The following table shows information regarding the number and value realized of stock options exercised and stock awards that vested during fiscal year 2012 for each of our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
James R. Lines	26,638	368,649	3,191	74,756
Jeffrey F. Glajch	—	—	—	—
Alan E. Smith	—	—	1,182	28,073
Jennifer R. Condame	—	—	—	—
Robert A. Platt	—	—	—	—

(1)

The value realized on exercise of stock options is determined by subtracting the exercise price of the stock option from the selling price of the related common stock and multiplying the resulting amount by the applicable number of shares underlying the stock options.

(2)	The value realized on the vesting of stock awards is the closing price of our common stock on the vesting date multiplied by the number of shares acquired.

Pension Benefits at March 31, 2012

The following table shows information at March 31, 2012 regarding our Retirement Income Plan and our Supplemental Executive Retirement Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
James R. Lines	Retirement Income Plan	28	649,314	—
	Supplemental Executive Retirement Plan	—	86,063	—
Jeffrey F. Glajch	Retirement Income Plan	—	—
	Supplemental Executive Retirement Plan	—	—
Alan E. Smith	Retirement Income Plan	19	236,225	—
	Supplemental Executive Retirement Plan	—	—	—
Jennifer R. Condame	Retirement Income Plan	20	197,918	—
	Supplemental Executive Retirement Plan	—	—	—
Robert A. Platt	Retirement Income Plan	—	—	—
	Supplemental Executive Retirement Plan	—	—	—

(1)

The present value of accumulated benefits indicated in the table were calculated using a 4.76% discount rate, projected to 2015 and weighted 50% blue collar/50% white collar for males, the RP 2000 Combined Mortality Table for females projected to 2015 and an age 63 retirement age, which are the same assumptions used for financial reporting purposes. The amounts indicated represent liabilities funded by the trust fund. Part of the accrued benefit will be provided by John Hancock Insurance Company through an annuity purchased in 1986.

Retirement Income Plan

Our Retirement Income Plan is a defined benefit pension plan for the benefit of our domestic employees hired prior to January 1, 2003. The purpose of the Retirement Income Plan is to supplement Social Security benefits and to provide a reliable source of regular income for participants or their survivors after retirement by the participant. During fiscal year 2012, Mr. Lines, Mr. Smith and Ms. Condame were eligible to participate in the Retirement Income Plan.

Normal retirement under the Retirement Income Plan is generally the later of a participant’s 65th birthday or the 5th anniversary of the date on which he or she became a participant. Early retirement under the Retirement Income Plan is available for a participant who is at least 55 years old and has completed fifteen years or more of creditable service. The Retirement Income Plan also provides for a disability retirement allowance in the event of disability.

The Retirement Income Plan also provides for the payment of a retirement benefit in the event that a participant’s employment was terminated when the participant was not eligible for normal, early or disability retirement. Eligibility for such “vested retirement” requires the completion of five years of service with us. A participant who is entitled to a vested retirement allowance when his or her employment terminates will ordinarily begin receiving payments after reaching normal retirement age. If the participant has completed at least fifteen years of creditable service, he or she may elect to begin receiving payments on the first day of the month after he or she reaches age 55 and up to the first month after he or she reaches normal retirement age. The amount of a participant’s monthly vested retirement payments will vary depending on age, service and time of commencement.

Benefits under the Retirement Income Plan are based on the employee’s years of service and average annual base salary for the five highest consecutive calendar years of compensation in the ten-year period preceding retirement. Benefits under the Retirement Income Plan are reduced to take into account a participant’s Social Security benefits paid for by the company.

The approximate years of creditable service as of March 31, 2012 of each of the named executive officers eligible to participate in the Retirement Income Plan are as follows: Mr. Lines-28; Mr. Smith-19; and Ms. Condame-20. We do not normally grant additional years of service credit.

The form and amount of the payments made under the Retirement Income Plan depends upon marital status when payment begins and the form of payment selected. The normal form of benefit for a married participant is a

100% joint and survivor annuity, which provides a retirement allowance in the form of reduced monthly payments that will continue for the rest of the participant’s life. If the participant is survived by the person who was the participant’s spouse when payments began, such spouse will receive survivor benefits equal to 100% of the amount of the payments made to the participant during his or her lifetime. His or her spouse will be paid survivor benefits for his or her remaining lifetime. Subject (in most cases) to the spouse’s consent, a participant may elect to receive benefits in the form of a single life annuity, 50% joint and survivor annuity, a Social Security Level Income Option, a 10, 15, or 20 year certain annuity or a life annuity with a 10, 15, or 20 year guarantee.

Supplemental Executive Retirement Plan

In addition to the Retirement Income Plan, we maintain a Supplemental Executive Retirement Plan, which we refer to as the Supplemental Plan, that is a non-qualified deferred compensation plan and is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the Retirement Income Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Code and the limitations on benefits imposed by Section 415 of the Code.

A participant who has completed a period of service of at least five years under the Retirement Income Plan and whose benefits are limited by the above-referenced provisions of the Code, is entitled to receive a monthly benefit from the Supplemental Plan. All of our named executive officers hired prior to January 1, 2003 are eligible to participate in the Supplemental Plan, but Mr. Lines is the only named executive officer that currently has an accrued benefit under the Supplemental Plan.

The monthly benefit under the Supplemental Plan is equal to the excess, if any, of the retirement benefits that would have been payable to or with respect to the plan participant under the Retirement Income Plan had the limitations imposed by the Code not been applicable over the retirement benefits payable to or with respect to the participant under the Retirement Income Plan.

A participant’s retirement benefits under the Supplemental Plan will be paid to or with respect to the participant in the same form and at the same time as the participant’s retirement benefits under the Retirement Income Plan. The benefits under the Supplemental Plan will cease upon cessation of benefits to the participant or his beneficiary under the Retirement Income Plan.

In the event of a “change in control” of our company, each participant in the Supplemental Plan would become 100% vested in his or her benefits. A “change of control” for the purposes of the Supplemental Plan is defined as:

•	the acquisition of the assets or a majority of the shares of the company by a person or group not controlled by the company;

•

a cash tender offer or exchange offer, consolidation or merger or other business combination, sale of assets or contested election as a result of which the members of our Board of Directors before the event cease to constitute a majority of our Board;

•	the acquisition of 25% or more of the shares of the company by a person or a group; or

•	the occurrence of any event that would be required to be reported in response to Item 6(e) of Schedule 14A or to Item 5.01 of Form 8-K.

Incentive Savings Plan

All of our named executive officers are also eligible to participate in our Incentive Savings Plan (our 401(k) savings plan), which is available to all of our employees. Pursuant to the Incentive Savings Plan, we match funds deferred at the election of participants, up to a certain percentage, and we make profit sharing contributions to the accounts of eligible participants.

With respect to the profit sharing contributions, eligible employees hired after January 1, 2003 with at least one hour of service during the relevant plan year who are employed by us at the end of such year receive a contribution in an amount equal to 3.25% of eligible compensation received during such year, which contribution is paid on the first $250,000 of compensation, as adjusted for cost-of-living increases in accordance with Section 401(a)(17) of the Code. The amounts allocated to participants under the Incentive Savings Plan fully vest after five years of employment.

Potential Payments upon Termination or Change in Control

The following information and table set forth the amount of payments to each of our named executives in the event of a termination of employment as a result of normal and early retirement, voluntary termination and termination for cause, involuntary termination, death, disability and termination following a change in control of the company.

Assumptions and General Principles

The following assumptions and general principles apply with respect to the following table and any termination of employment of a named executive officer:

•

The amounts shown in the table assume that each named executive officer was terminated on March 31, 2012. Accordingly, the table reflects amounts earned as of March 31, 2012 and includes estimates of amounts that would be paid to the named executive officer upon the occurrence of a termination. The actual amounts to be paid to a named executive officer can only be determined at the time of the termination.

•

Unless otherwise noted, the fair market values of stock-based compensation were calculated using the closing price of our common stock on the NYSE MKT on March 30, 2012, the last trading day in fiscal year 2012 ($21.89).

•

A named executive officer is entitled to receive certain amounts earned during his term of employment regardless of the manner in which the named executive officer’s employment is terminated. These amounts include base salary, unused vacation pay and annual cash incentive compensation. These amounts are not shown in the table, except for potential prorated annual cash incentive compensation, which is shown in the table based on actual performance for fiscal year 2012.

•

A named executive officer may exercise any stock options that are exercisable prior to the date of termination and will be entitled to receive unrestricted shares of common stock with respect to any restricted stock awards for which the vesting period has expired prior to the date of termination. Any payments related to these stock options and restricted stock awards are not included in the table as they are not payable upon the termination of a named executive officer’s employment or upon a change in control of the company.

•

A named executive officer will be entitled to receive all amounts accrued and vested under our retirement and savings programs, including our Incentive Plan and any pension plans in which the named executive officer participates. These amounts are not included in the table as these amounts are disclosed under the heading “Pension Benefits at March 31, 2012” unless such amounts are accelerated or enhanced in the event of the termination of a named executive officer’s employment or upon a change in control of the company.

Normal and Early Retirement

A named executive officer is eligible to elect normal retirement at age 65 and early retirement at age 55-64 with at least five and fifteen years, respectively, of creditable service to the company, as discussed under the heading “Pension Benefits at March 31, 2012.”

As of March 31, 2012, none of our named executive officers were eligible for normal retirement.

Pursuant to our Stock Bonus Plan, upon the retirement (voluntary termination of employment after attaining age 62 with 10 or more years of full-time service) of a named executive officer, all unvested shares of time-vested restricted stock and stock options held by the named executive officer will become immediately vested and the stock options will become exercisable in full. All unvested shares of performance-vested restricted stock held by the named executive officer will vest pro-rata based on the satisfaction of the applicable performance goals through the end of the quarter immediately preceding the date of retirement.

Voluntary Termination and Termination for Cause

Pursuant to our employment agreements with Messrs. Lines, Glajch, Smith and Platt, cause exists if our Board of Directors determines that there has been willful misconduct by the named executive officer in connection with the performance of his duties or if the named executive officer has engaged in any other conduct that has been materially injurious to the company or has breached any of the representations and warranties in his employment agreement. Under the employment agreements with Mr. Lines and Mr. Smith, upon termination for cause, we would pay all legal fees and other expenses incurred by such named executive officer if he in good faith contests the termination. The named executive officer would be required to reimburse us for all such costs if a court of final adjudication were to determine that the executive did not act in good faith in bringing such challenge.

A named executive officer is not entitled to receive any severance payments or other benefits upon his voluntary decision to terminate his employment with the company prior to being eligible for retirement (other than compensation due through the date of termination) or upon termination for cause.

Involuntary Termination

Our employment agreement with Mr. Lines also provides that, upon termination without cause, or if he resigns because of our material breach of his employment agreement, we will have the following obligations: (1) pay to him compensation due him through the date of termination, including any accrued bonus; (2) continue his base salary for nine months following such termination; (3) pay to him a lump sum payment equal to nine months’ base salary; (4) provide him with continuing health care coverage for a period of 18 months following the effective date of termination of his employment; and (5) pay for certain outplacement services.

Our employment agreements with Messrs. Glajch, Smith and Platt provide that, upon termination without cause, or if any such officer resigns because of our material breach of his respective employment agreement, we will pay compensation due to them through the date of termination, including any accrued bonus; and that we will pay, in regular monthly payments, their respective salaries for 12 months, in the case of Messrs. Glajch and Smith, and 6 months, in the case of Mr. Platt, following the effective date of their termination of employment.

Our obligation to make payments upon any termination of Messrs. Lines, Glajch, Smith or Platt without cause or upon their resignation because of a material breach of their agreement by us is conditioned on their execution of an enforceable release of all claims against us and their compliance with all provisions of their employment agreement.

Death or Disability

Pursuant to our Stock Bonus Plan, upon the death or disability of a named executive officer, all unvested shares of time-vested restricted stock and stock options held by the named executive officer will become immediately vested and the stock options will become exercisable in full. All unvested shares of performance-vested restricted stock held by the named executive officer will vest pro-rata based on the satisfaction of the applicable performance goals through the end of the quarter immediately preceding the date of the named executive officer’s death or disability.

All of our named executive officers participate in our life insurance plan, whereby his or her beneficiary would be entitled to a death benefit equal to three times base salary. We also provide each of our named executive officers with $2,500 annually (except for Mr. Lines, who receives $5,000 annually) for the purpose of procuring a term life insurance policy.

Each of our named executive officers also participates in our short-term disability program that is available to our managers and executive officers. Pursuant to such program, each named executive officer would be entitled to payments equal to his full base salary for six months following such disability. Each of our named executive officers also participates in our long-term disability plan that is generally available to all of our salaried employees.

Termination Following a Change In Control

Our employment agreements with Messrs. Lines, Glajch, Smith and Platt require a termination of employment following a change in control of our company (commonly referred to as a “double trigger”) in order trigger the certain payments. A “change in control” is defined in each of our employment agreements with Messrs. Lines, Glajch, Smith and Platt to include the following events:

•

any person, party or group (other than the company, any subsidiary of the company or any employee benefit plan sponsored by the company or any subsidiary), directly or indirectly, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition, 30% (except that the employment agreements with Messrs. Smith and Platt use a lower 25% standard and Mr. Smith’s agreement does not include the 12-month acquisition period) or more of the combined voting power of the outstanding securities of the company ordinarily having the right to vote in the election of directors;

•

a change in the composition of our Board of Directors such that members of our Board as of the effective date of the respective employment agreement cease to constitute at least a majority of our Board (unless the election or nomination of any new directors was approved by a vote of at least three-quarters of the Directors comprising our Board of Directors as of the effective date of the respective employment agreement);

•

the closing of a reorganization, merger or consolidation of the company, other than one with respect to which all or substantially all of those persons who were the beneficial owners immediately prior to such event, of outstanding securities of the company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than three-quarters of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors;

•	the closing of a sale or other disposition of all or substantially all of the assets of the company, other than to a subsidiary of the company; or

•	the complete liquidation and dissolution of the company.

Mr. Lines.    Our employment agreement with Mr. Lines provides that, upon the occurrence of a triggering event that would be deemed an event of termination within two years after a change in control of the company, Mr. Lines would be entitled to certain payments, including, among other things, a lump sum payment equal to one dollar less than three times his annualized tax-includable compensation (including bonus) for the five most recent taxable years ending before the date of such change in control.

In addition, all unvested stock options would become immediately vested and exercisable and any unvested shares of restricted stock would become immediately vested. We would also be required to pay to Mr. Lines six months after the triggering event a lump sum payment amount equal to the excess, if any, of (1) the present value of the aggregate benefits to which he would be entitled under any and all qualified and non-qualified defined benefit pension plans maintained by us as if he were 100% vested under such plans, over (2) the present value of the benefits to which he is actually entitled under such defined benefit pension plans as of the date of his termination. Mr. Lines’ employment agreement contains certain limitations for these payments that relate to our ability to deduct such payments for federal income tax purposes.

Pursuant to our employment agreement with Mr. Lines, our obligation to make payments upon termination following a change in control is conditioned on his execution of an enforceable release of all claims and his compliance with all provisions of the employment agreement.

The triggering events that would be deemed events of termination include, among others, termination of Mr. Lines for any reason other than death, disability or cause, or resignation of Mr. Lines under the following circumstances:

•	a change in the nature or scope of his authority from that prior to the change in control;

•	a reduction of his total compensation from that prior to the change in control;

•	a failure by the company to make any increase in compensation to which Mr. Lines may be entitled under his employment agreement, or action by the company to decrease his base salary;

•

a change requiring Mr. Lines to perform services other than in Batavia, New York or in any location more than thirty miles distant from Rochester, New York, except for certain required travel on the company’s business;

•

without his express written consent, the assignment to Mr. Lines of any duties inconsistent with his positions, duties, responsibilities and status with the company immediately prior to the change in control;

•

a failure by the company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Lines was participating at the time of the change in control or the taking of any action by the company which would adversely affect his participation in or materially reduce his benefits under such plans; or

•	prior to a change in control of the company, the failure by the company to obtain the assumption of the agreement to perform his employment agreement by any successor company.

Mr. Glajch.    Our employment agreement with Mr. Glajch provides that, upon the occurrence of a triggering event that would be deemed an event of termination within two years after a change in control of the company, Mr. Glajch would be entitled to certain payments, including, among other things, a lump sum payment equal to one dollar less than three times his annualized tax-includable compensation (including bonus) for the five most recent taxable years ending before the date of such change in control.

In addition, all unvested stock options would become immediately vested and exercisable and any unvested shares of restricted stock would become immediately vested. We would also be required to pay to Mr. Glajch six months after the triggering event a lump sum payment amount equal to the excess, if any, of (1) the present value of the aggregate benefits to which he would be entitled under any and all qualified and non-qualified defined benefit pension plans maintained by us as if he were 100% vested under such plans, over (2) the present value of the benefits to which he is actually entitled under such defined benefit pension plans as of the date of his termination. Mr. Glajch’s employment agreement contains certain limitations for these payments that relate to our ability to deduct such payments for federal income tax purposes.

Pursuant to our employment agreement with Mr. Glajch, our obligation to make payments upon termination following a change in control is conditioned on his execution of an enforceable release of all claims and his compliance with all provisions of the employment agreement.

The triggering events that would be deemed events of termination include, among others, termination of Mr. Glajch for any reason other than death, disability or cause, or resignation of Mr. Glajch under the following circumstances:

•	a change in the nature or scope of his authority from that prior to the change in control;

•	a reduction of his total compensation from that prior to the change in control;

•	a failure by the company to make any increase in compensation to which Mr. Glajch may be entitled under his employment agreement, or action by the company to decrease his base salary;

•

a change requiring Mr. Glajch to perform services other than in Batavia, New York or in any location more than thirty miles distant from Batavia, New York, except for certain required travel on the company’s business;

•

without his express written consent, the assignment to Mr. Glajch of any duties inconsistent with his positions, duties, responsibilities and status with the company immediately prior to the change in control;

•

a failure by the company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Glajch was participating at the time of the change in control or the taking of any action by the company which would adversely affect his participation in or materially reduce his benefits under such plans; or

•	prior to a change in control of the company, the failure by the company to obtain the assumption of the agreement to perform his employment agreement by any successor company.

Mr. Smith.    Under Mr. Smith’s employment agreement, he will not be entitled to any payments by us upon the occurrence of a change in control. Rather, upon the occurrence of a change in control, Mr. Smith must continue to provide us with the services contemplated by the employment agreement until three months after a change in control has occurred.

Mr. Platt.    Under Mr. Platt’s employment agreement, he will not be entitled to any payments by us upon the occurrence of a change in control. Rather, upon the occurrence of a change in control, Mr. Platt must continue to provide us with the services contemplated by the employment agreement until three months after a change in control has occurred.

General.    In the event of any sale, merger or any form of business combination affecting us, our employment agreements with Messrs. Lines, Glajch, Smith and Platt require us to obtain the express written assumption of the agreement by the acquiring or surviving entity, and failure to do so would entitle the executive officer to all payments and other benefits to be provided by us in the event of termination without cause.

In addition, pursuant to the Supplemental Plan, in the event of a “change in control,” each participant in our Supplemental Plan, which currently includes Mr. Lines, Mr. Smith and Ms. Condame, would become 100% vested in his or her benefits.

ESTIMATED PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Event	James R. Lines ($)		Jeffrey F. Glajch ($)		Alan E. Smith ($)	Jennifer R. Condame ($)	Robert A. Platt ($)
Normal and Early Retirement
Prorated annual cash incentive compensation	191,194		93,571		79,563	43,538	21,251
Accelerated vesting of stock options	33,697		30,170		21,742	13,081	—
Accelerated vesting of time-vested and performance-vested restricted stock	334,041		201,957		198,893	88,457	82,175

Total	558,932		325,698		300,198	145,076	103,426
Voluntary Termination and Termination for Cause
Prorated annual cash incentive compensation	191,194		93,571		79,563	43,538	21,251

Total	191,194		93,571		79,563	43,538	21,251
Involuntary Termination without Cause or Voluntary Termination for Good Reason
Prorated annual cash incentive compensation	191,194		93,571		79,563	43,538	21,251
Continued salary	212,438		222,789		189,042	—	79,000
Cash severance payment	212,438		—		—	—	—
Healthcare coverage	20,645		—		—	—	—
Outplacement services	40,000	(1)	—		—	—	—

Total	676,715		316,360		268,605	43,538	100,251
Death
Prorated annual cash incentive compensation	191,194		93,571		79,563	43,538	21,251
Life insurance proceeds	3,122,515		2,668,376		567,144	2,084,788	474,012
Accelerated vesting of stock options	33,697		30,170		21,742	13,081	—
Accelerated vesting of time-vested and performance-vested restricted stock	334,041		201,957		198,893	88,457	82,175

Total	3,681,447		2,994,074		867,342	2,229,864	577,438
Disability
Prorated annual cash incentive compensation	191,194		93,571		79,563	43,538	21,251
Short-term disability payments	141,625		111,395		94,521	68,296	79,000
Accelerated vesting of stock options	33,697		30,170		21,742	13,081	—
Accelerated vesting of time-vested and performance-vested restricted stock	334,041		201,957		198,893	88,457	82,175

Total	700,557		437,093		394,719	213,372	182,426
Termination Following Change in Control
Prorated annual cash incentive compensation	191,194		93,571		79,563	43,538	21,251
Accelerated vesting of stock options	33,697		30,170		—	—	—
Accelerated vesting of restricted stock	334,041		201,957		—	—	—
Cash severance payment	1,539,703		553,453		—	—	—
Healthcare coverage	20,645		—		—	—	—
Outplacement services	40,000	(1)	—		—	—	—
Accelerated vesting of defined contribution pension contributions	—		5,280		—	—	—
Pension enhancement	—		—		—	—	—
Accelerated vesting of SERP benefits	—		—		—	—	—

Total	2,159,280	(2)	884,431	(2)	79,563	43,538	21,251

(1)	Pursuant to our employment agreement with Mr. Lines, reimbursement of outplacement services is limited to a total amount of $40,000.

(2)

Such amount takes into account limitations imposed by our employment agreements with Mr. Lines and Mr. Glajch, whereby certain amounts otherwise payable to Mr. Lines and Mr. Glajch upon termination following a change in control may be reduced in connection with limitations on deductibility by the company for federal income tax purposes imposed by Section 280G of the Code.

DIRECTOR COMPENSATION

Director Compensation Programs

The Compensation Committee annually reviews and approves compensation for our independent Directors. Mr. Lines, our President and Chief Executive Officer, is not an independent Director under applicable NYSE MKT and Securities and Exchange Commission rules and, therefore, he does not receive any additional compensation for services as a Director. The compensation that we pay to Mr. Lines is disclosed in the 2012 Summary Compensation Table.

We use a combination of cash and equity-based compensation to attract and retain our independent Directors. As described below, independent Director compensation consists of an annual cash retainer; an additional annual cash retainer for the Chairman of our Board of Directors and the chair of each committee of our Board; committee meeting fees; share equivalent units; restricted stock awards; and stock options. We also reimburse our independent Directors for reasonable expenses incurred in connection with their attendance at Board and committee meetings. We do not provide retirement benefits to our independent Directors.

Cash Compensation

Each of our independent Directors receives an annual fee of $15,000 for service on our Board of Directors. Additionally, each independent Director receives a fee of $1,000 for each Board or committee meeting attended, except that if such meeting is held by telephone conference call or by unanimous written consent, the fee is reduced to $500. If our Board of Directors and/or one or more committees meet on the same day, a full meeting fee is paid for one meeting and one-half of the meeting fee is paid for each additional meeting attended that day.

The Chairman of our Board of Directors and each of our independent Directors serving as chairman of committees of our Board of Directors receive additional fees for such service. For fiscal year 2012, the Chairman of our Board of Directors received an additional annual fee of $15,000, the Chairman of the Audit Committee received an additional annual fee of $6,000, the Chairman of the Compensation Committee received an additional annual fee of $5,000, and the Chairman of the Employee Benefits Committee and the Chairman of the Nominating and Corporate Governance Committee each received an additional annual fee of $3,000.

Equity-Based Compensation

Share Equivalent Units.    Independent Directors elected prior to May 2009 participate in the Outside Directors’ Long-Term Incentive Plan, which we refer to as the LTIP. The LTIP credits each of our independent Directors with Share Equivalent Units, or SEUs, for five fiscal years during the term of such independent Director’s service, subject to our attainment of certain performance objectives. Upon termination of an independent Director’s service, but not before, the independent Director may redeem each SEU for one share of our common stock or, alternatively and subject to our discretion, for the cash equivalent at the closing price of the stock on the NYSE MKT on the date of termination of service, subject to certain limitations which are discussed further below.

Under the LTIP, SEUs are credited to each independent Director’s account for each of the first five fiscal years during such independent Director’s term in which we produce consolidated net income in an amount at least equal to the consolidated net income specified in our budget for each such fiscal year. Such determinations are made annually shortly after the end of our fiscal year. Each SEU is valued at the market value of one share of our common stock on the valuation date, which is the last day of trading of the first quarter following the end of a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of one SEU into $10,000.

In the event we elect under the LTIP to redeem an independent Director’s SEUs for cash representing a commensurate number of our shares of our common stock, the cash value will be determined by multiplying the number of SEUs held by such independent Director on the date of his or her termination from service multiplied by the closing price of our common stock on the date of such termination. However, the cash value of each SEU may not exceed the greater of $3.20 per share or the price on the valuation date when initially credited to such independent Director’s account.

In the event we elect to redeem an independent Director’s SEUs for a commensurate number of shares of our common stock, the number of shares we pay to such independent Director shall be determined as follows:

•	if the fair market value is at or below the valuation date price, each SEU will be redeemed for one share of common stock;

•	if the fair market value is greater than the valuation date price but less than $3.20 per share, each SEU will be redeemed for one share of our common stock;

•

if the fair market value is greater than $3.20 per share and the valuation date price was less than or equal to $3.20 per share, the number of shares constituting the redemption price of an independent Director’s SEUs will be determined by multiplying the number of SEUs times $3.20 and dividing the product by the fair market value; and

•

if the fair market value is greater than the valuation date price and the valuation date price was greater than $3.20 per share, the number of shares constituting the redemption price of an independent Director’s SEUs will be determined by multiplying the number of SEUs times the valuation date price and dividing the product by the fair market value.

Outstanding SEUs accrue dividends quarterly in accordance with our regular dividend policy and such dividends are reflected in each independent Director’s account after the end of each fiscal year.

In May 2009, the Compensation Committee determined to suspend the LTIP’s applicability to any independent Director first elected after such date. Such suspension of the LTIP does not affect SEUs applicable to any of our current independent Directors.

Options.    Our independent Directors are also eligible to participate in the Incentive Plan, pursuant to which they may be granted options to purchase shares of our common stock. No options were granted to our independent Directors during fiscal year 2012.

Restricted Stock.    Equity compensation awards to independent Directors are made in the form of time-vested restricted stock awarded under the Incentive Plan. On May 26, 2011, the Compensation Committee awarded 1,180 shares of time-vested restricted stock, with an approximate grant date fair market value of $25,000 to each of our independent Directors (other than Dr. Barber who had not yet been appointed to the Board of Directors). On July 28, 2011, the day he was elected as a Director, Dr. Barber received an award of 1,297 shares of time-vested restricted stock, with an approximate grant date fair market value of $25,000. The shares of restricted stock awarded to our independent Directors vest on the first anniversary of the date of grant.

Stock Ownership Guidelines

In order to more closely align the interests of our independent Directors with the interests of our stockholders, on March 27, 2006, the Compensation Committee established minimum stock ownership guidelines that require our independent Directors to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames. The Compensation Committee most recently modified these ownership guidelines on May 26, 2011.

Under our stock ownership guidelines, our independent Directors are required to own shares of our common stock valued at least 3.0 times their annual retainer. New independent Directors are expected to achieve their ownership guidelines within five years of becoming subject to the guidelines. Our stock ownership guidelines also require our independent Directors to retain 50% of the net shares they realize (after tax) when a restricted stock award vests or a stock option is exercised until they are in compliance with the guidelines. The Compensation Committee monitors the progress made by independent Directors in achieving their stock ownership guidelines and, in its discretion, may modify the guidelines and/or time frames for some or all of our independent Directors. As of the end of fiscal year 2012, each of our independent Directors was making meaningful progress towards compliance with our stock ownership guidelines.

2011 Director Summary Compensation Table

The following table shows information regarding the compensation of our independent Directors for fiscal year 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	SEU Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
James J. Barber	20,500	25,006	—	—	45,506
Helen H. Berkeley	26,500	25,004	—	1,120	52,624
Jerald D. Bidlack	43,000	25,004	—	1,606	69,610
Alan Fortier	29,500	25,004	10,000	154	64,658
James J. Malvaso	32,000	25,004	10,000	285	67,289
Gerard T. Mazurkiewicz	31,000	25,004	10,000	175	66,179

(1)	The table below presents the aggregate number of unexercised stock option awards and unvested restricted stock awards for each of our independent Directors at March 31, 2012.

Name	Stock Option Awards	Restricted Stock Awards
James J. Barber	—	1,297
Helen H. Berkeley	5,924	1,180
Jerald D. Bidlack	924	1,180
Alan Fortier	924	1,180
James J. Malvaso	924	1,180
Gerard T. Mazurkiewicz	5,924	1,180

(2)

The amounts shown in this column represent the estimated grant date fair value of the shares of restricted stock granted to each independent Director during fiscal year 2012. The value of each such restricted stock award is computed in accordance with FASB ASC Topic 718 on the same basis as disclosed at footnote (2) to the 2012 Summary Compensation Table. Each independent Director was granted 1,180 shares of restricted stock during fiscal year 2012 under the Incentive Plan other than Dr. Barber. Dr. Barber was granted 1,297 shares of restricted stock on the day he was elected as a Director in fiscal year 2012.

(3)

Each SEU is valued at the market value of one share of our common stock on the valuation date, which is the last day of trading of the first quarter following the end of a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of one SEU into $10,000. For more information regarding SEUs, see “Share Equivalent Units” under the heading “Director Compensation Programs.”

(4)	These amounts are dividends earned on outstanding SEUs during fiscal year 2012 pursuant to our regular dividend policy.

PROPOSAL TWO:

ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION

Background to the Advisory Vote

Pursuant to Section 14A of the of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the Compensation Discussion and Analysis, accompanying compensation tables and related narrative discussion contained in this proxy statement. Our stockholders were first provided with the opportunity to approve, on an advisory basis, the compensation of our named executive officers at our 2011 annual meeting. At the 2011 annual meeting, our stockholders expressed an overwhelming preference for this vote to occur on the annual basis recommended by our Board of Directors. This preference was subsequently adopted by our Board of Directors and we are providing our stockholders with an advisory vote this year.

We encourage stockholders to carefully review the Compensation Discussion and Analysis section of this proxy statement for additional details on our executive compensation programs, including our compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers during fiscal year 2012. For your convenience, we have provided an executive summary in the first few pages of the Compensation Discussion and Analysis that highlights information that we believe is particularly important in helping you decide how to vote on this proposal. You should also carefully review the tables that immediately follow the Compensation Discussion and Analysis, together with the related narrative disclosure and footnotes.

We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

As an advisory vote, this proposal is not binding upon our Board of Directors or our Compensation Committee. However, the Compensation Committee and our Board value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

Board Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the following advisory resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and related narrative discussions set forth in this proxy statement, is hereby approved.”

PROPOSAL THREE:

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP served as our independent registered public accounting firm in fiscal year 2012. The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013, which we refer to as fiscal year 2013. This selection will be presented to our stockholders for ratification at the annual meeting. The Audit Committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

We have been advised by Deloitte & Touche LLP that a representative will be present at the annual meeting and that such representative will be available to respond to appropriate questions. Such representative will be given an opportunity to make a statement if he or she so desires.

Board Recommendation

Our Board of Directors unanimously recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2013.

Fees Paid to Deloitte & Touche LLP

We paid the following fees to Deloitte & Touche LLP for fiscal year 2012 and for the fiscal year ended March 31, 2011, which we refer to as fiscal year 2011:

	Fiscal Year 2012	Fiscal Year 2011
Audit fees	$390,000	$295,000
Audit-related fees	16,265	72,738
Tax fees	—	5,000
All other fees	2,376	2,376

Total fees	$408,641	$375,114

Audit fees for each of fiscal year 2012 and fiscal year 2011 included fees associated with audits of our financial statements, audits of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and reviews of financial statements included in our quarterly reports on Form 10-Q.

Audit-related fees for fiscal year 2012 included out-of-pocket expenses. Audit-related fees for fiscal year 2011 included fees for the issuance of a consent for a registration statement on Form S-8, fees for services rendered in connection with the acquisition of Energy Steel & Supply Co. and out-of-pocket expenses.

Tax fees for fiscal year 2011 included fees for Internal Revenue Service examination support related to our research and development, or R&D, tax credit. The R&D tax credit being supported is for the fiscal year ended March 31, 1999 through the fiscal year ended March 31, 2008.

All other fees for fiscal years 2012 and 2011 included the subscription fee for the Deloitte & Touche LLP Technical Library Research Tool.

The Audit Committee has determined that the provision of permitted non-audit services described above has not compromised the independence of Deloitte & Touche LLP.

The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether permitted non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, subject to reporting any such approvals at the next Audit Committee meeting.

The Audit Committee monitors the services rendered and actual fees paid to our independent registered public accounting firm quarterly to ensure that such services are within the scope of approval. All audit and permitted non-audit services for which Deloitte & Touche LLP was engaged were pre-approved by the Chairman of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of Directors Mazurkiewicz (Chairman), Barber, Bidlack, Fortier and Malvaso, each of whom our Board of Directors has affirmatively determined is independent pursuant to the listing standards of the NYSE MKT and applicable Securities and Exchange Commission rules. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee’s charter, as last amended and restated by our Board of Directors on March 12, 2009.

The Audit Committee oversees the company’s financial reporting process on behalf of our Board of Directors, and has other duties and functions as described in its charter.

Management has the primary responsibility for the company’s financial statements and the reporting process. The company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for auditing the company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Audit Committee has:

•	reviewed and discussed the company’s audited financial statements for the fiscal year ended March 31, 2012 with management and the independent registered public accounting firm;

•

discussed with the company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

received and discussed the written disclosures and the letter from the company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and

•	discussed with the company’s independent registered public accounting firm its independence.

When evaluating Deloitte & Touche LLP’s independence, the Audit Committee discussed with Deloitte & Touche LLP any relationships that may impact such firm’s objectivity and independence. The Audit Committee has also considered whether the provision of permitted non-audit services by Deloitte & Touche LLP is compatible with maintaining such firm’s independence, and has satisfied itself with respect to Deloitte & Touche LLP’s independence from the company and its management.

The Audit Committee discussed with the personnel responsible for the internal audit function and the company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the personnel responsible for overseeing the internal audit function and with the company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors (and our Board has approved) that the audited financial statements be included in the company’s annual report on Form 10-K for the year ended March 31, 2012 for filing with the Securities and Exchange Commission. The Audit Committee has also selected the company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 and has submitted such selection for ratification by the stockholders at the company’s annual meeting.

Audit Committee:

Gerard T. Mazurkiewicz, Chairman
James J. Barber
Jerald D. Bidlack
Alan Fortier
James J. Malvaso

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during fiscal year 2012 were Directors Malvaso (Chairman), Berkeley, Bidlack and Fortier.

During fiscal year 2012, no member of our Compensation Committee: (1) was an officer or employee of ours or any of our subsidiaries; (2) was formerly an officer of ours or any of our subsidiaries; or (3) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules. In addition, no executive officer served: (1) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (2) as a director of another entity, one of whose executive officers served on our Compensation Committee; or (3) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Our Audit Committee reviews all relationships and transactions in which the company and our Directors and executive officers or their immediate family members are participants in advance for review and approval. All existing related person transactions are reviewed at least annually by the Audit Committee. Any Director or executive officer with an interest in a related person transaction is expected to recuse himself or herself from any consideration of the matter.

Although the Audit Committee has not established a written policy regarding the approval of related person transactions, when evaluating these transactions, the Audit Committee considers, among other factors:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including the amount and type of transaction;

•	the importance of the transaction to the related person and to the company;

•	whether the transaction would impair the judgment of a Director or executive officer to act in the best interest of the company; and

•	any other matters the Committee deems appropriate.

To the extent that the transaction involves an independent Director, consideration is also given, as applicable, to the listing standards of the NYSE MKT and other relevant rules related to independence.

In addition, our Audit Committee also reviews all transactions between us and any entity with which an independent Director is an affiliate, taking into account the factors listed above as well as all other factors deemed appropriate by the Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below shows certain information, as of June 8, 2012, regarding the only persons known to us to be the beneficial owners of more than five percent of the outstanding shares of our common stock, with percentages based on 9,977,748 shares issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned
Royce & Associates, LLC(1) 745 Fifth Avenue New York, New York 10151	1,141,110	11.4%

The Killen Group, Inc.(2) 1189 Lancaster Avenue Berwyn, Pennsylvania 19312	605,531	6.1%

BlackRock, Inc.(3) 40 East 52nd Street New York, New York 10022	552,148	5.5%

NSB Advisors LLC 200 Westage Business Center Drive, Suite 228 Fishkill, New York 12524	509,944	5.1%

(1)

This information as to the beneficial ownership of shares of our common stock is based on an Amendment to Schedule 13G filed with the Securities and Exchange Commission on January 12, 2012 by Royce & Associates, LLC. Royce & Associates, LLC reports sole voting and sole dispositive power with respect to all 1,141,110 shares. The interest of one account, Royce Micro Cap Fund, an investment company registered under the Investment Company Act of 1940 and managed by Royce & Associates, LLC, amounted to 621,249 shares or 6.2% of the total shares outstanding as of June 8, 2012.

(2)

This information as to the beneficial ownership of shares of our common stock is based on an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012 by The Killen Group, Inc. The Killen Group, Inc. reports sole voting power with respect to 548,296 shares and sole dispositive power with respect to all 605,531 shares.

(3)

This information as to the beneficial ownership of shares of our common stock is based on an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 13, 2012 by BlackRock, Inc. BlackRock, Inc. reports sole voting and sole dispositive power with respect to all 552,148 shares.

(4)

This information as to the beneficial ownership of shares of our common stock is based on an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 17, 2012 by NSB Advisors LLC. NSB Advisors LLC reports sole dispositive power with respect to all 509,944 shares.

SECURITY OWNERSHIP OF MANAGEMENT

The table below shows certain information, as of June 8, 2012, regarding shares of our common stock held by (1) each of our Directors; (2) each our of named executive officers; and (3) all Directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class Beneficially Owned(1)(2)
James J. Barber, Ph.D.(3)	2,637	(5)	-
Helen H. Berkeley(3)	189,376	(6)	1.9%
Jerald D. Bidlack(3)	13,444	(7)	-
Jennifer R. Condame(4)	21,960	(8)
Alan Fortier(3)	10,726	(9)	-
Jeffrey F. Glajch(4)	38,723	(10)	-
James R. Lines(3)(4)	51,992	(11)	-
James J. Malvaso(3)	14,542	(12)	-
Gerard T. Mazurkiewicz(3)	13,226	(13)	-
Robert A. Platt(4)	5,894	(14)	-
Alan E. Smith(4)	25,348	(15)	-
All directors and executive officers as a group (11 persons)(16)	387,868		3.9%

(1)

As reported by such persons as of June 8, 2012 with percentages based on 9,977,748 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares owned by such person and the number of shares outstanding. Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options. Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.” Unless otherwise indicated in the other footnotes to this table, each stockholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by the stockholder.

(2)	We have omitted percentages of less than 1% from the table.

(3)	Director.

(4)	Named executive officer.

(5)	The amount shown for Dr. Barber includes 1,340 shares of time-vested restricted stock.

(6)	The amount shown for Mrs. Berkeley includes 1,340 shares of time-vested restricted stock and presently exercisable options to purchase 5,924 shares.

(7)	The amount shown for Mr. Bidlack includes 1,340 shares of time-vested restricted stock and presently exercisable options to purchase 924 shares.

(8)

The amount shown for Ms. Condame includes 750 shares of time-vested restricted stock and 5,141 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), presently exercisable options to purchase 12,801 shares, and 2,506 shares held by the Employee Stock Ownership Plan of Graham Corporation trustee and allocated to Ms. Condame’s account, as to which Ms. Condame has sole voting power but no dispositive power, except in limited circumstances.

(9)	The amount shown for Mr. Fortier includes 1,340 shares of time-vested restricted stock and presently exercisable options to purchase 924 shares.

(10)

The amount shown for Mr. Glajch includes 1,712 shares of time-vested restricted stock and 11,738 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), and presently exercisable options to purchase 7,893 shares.

(11)

The amount shown for Mr. Lines includes 4,209 shares of time-vested restricted stock and 16,829 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), presently exercisable options to purchase 6,052 shares, and 5,570 shares held by the Employee Stock Ownership Plan of Graham Corporation trustee and allocated to Mr. Lines’ account, as to which Mr. Lines has sole voting power but no dispositive power, except in limited circumstances.

(12)	The amount shown for Mr. Malvaso includes 1,340 shares of time-vested restricted stock and presently exercisable options to purchase 924 shares.

(13)

The amount shown for Mr. Mazurkiewicz includes 1,340 shares of time-vested restricted stock, presently exercisable options to purchase 5,924 shares, and 4,782 shares held in a brokerage account, which has margin capability.

(14)	The amount shown for Mr. Platt includes 900 shares of time-vested restricted stock and 4,994 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria).

(15)

The amount shown for Mr. Smith includes 2,416 shares of time-vested restricted stock and 9,961 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), and presently exercisable options to purchase 10,514 shares.

(16)

See footnotes 5 through 15 to this table. The amount shown includes 18,027 shares of time-vested restricted stock, 48,663 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria), presently exercisable options to purchase 51,880 shares, and 8,076 shares allocated to the executive officers under the Employee Stock Ownership Plan, as to which the executive officers may exercise voting power, but not dispositive power, except in limited circumstances.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our Directors and officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our common stock. Based solely on the written representations of our Directors and officers and copies of the reports that they have filed with the Securities and Exchange Commission, we believe that during fiscal year 2012 all of our Directors and officers timely complied with the filing requirements of Section 16(a) other than Mr. Smith who filed one late report disclosing one transaction.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for our 2013 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement, or February 18, 2013. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, and, if the proposal pertains to the election of Directors, the criteria described under the heading “Nominating and Corporate Governance Committee,” we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2013 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Pursuant to our amended and restated bylaws, stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act as described above, may be brought before the 2013 annual meeting of stockholders if we receive such proposals no earlier than 150 days and no later than 120 days prior to the one-year anniversary of the date of the mailing of materials for our 2012 annual meeting. Thus, for the 2013 annual meeting of stockholders, we must receive stockholder proposals that are not submitted for inclusion in our proxy materials between January 19, 2013 and February 18, 2013. We will not permit stockholder proposals that do not comply with the foregoing notice requirement to be brought before the 2013 annual meeting of stockholders. Stockholder proposals that are not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

OTHER MATTERS

Our Board of Directors does not know of any other matters that may be presented for action at the 2012 annual meeting. Should any other matters come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

James R. Lines

President and Chief Executive Officer

Dated: June 18, 2012

Graham Corporation

▼  FOLD AND DETACH HERE  ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT WILL BE VOTED
“FOR” THE THREE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes as indicated in this example	☒

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS

1. ELECTION OF DIRECTORS Nominees:	☐	☐	☐

01 Helen H. Berkeley to serve until 2015
02 Alan Fortier to serve until 2015
03 James R. Lines to serve until 2015

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

	FOR	AGAINST	ABSTAIN

2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

3. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.	☐	☐	☐

4. In their discretion, to vote upon all other matters as may be properly brought before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted: (I) FOR the three director nominees; (II) FOR the approval of the compensation of the Company’s named executive officers; and (III) FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.

To help the Company prepare for the meeting, please check here if you plan to attend.	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at http://www.cpushareownerservices.com/ where step-by-step instructions will prompt you through enrollment.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 26, 2012:

The proxy statement and annual report to stockholders are available at: www.graham-mfg.com/proxy.

For directions on how to attend the annual meeting and vote in person, please review the “Proxy Cards and Voting” and “Revocability of Proxies” sections of the proxy statement that accompanies this proxy.

▼  FOLD AND DETACH HERE  ▼

PROXY 2012

GRAHAM CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND

EACH MATTER TO BE VOTED ON AT THE ANNUAL MEETING HAS BEEN PROPOSED BY THE

BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints Jerald D. Bidlack and James R. Lines, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225, on July 26, 2012 at 11:00 a.m., Eastern Time, and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: (I) FOR THE THREE DIRECTOR NOMINEES; (II) FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; AND (III) FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2013.

Address Change/Comments		Mark Here for Address Change or Comments	☐

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

[GRAHAM LETTERHEAD]

GRAHAM CORPORATION EMPLOYEE BENEFITS COMMITTEE

June 18, 2012

Dear Plan Accountholder:

The Employee Stock Ownership Plan of Graham Corporation (the “ESOP”) has a related trust (the “ESOP Trust”) which owns common stock of Graham Corporation (“Graham”). GreatBanc Trust Company, as trustee of the ESOP, is a stockholder of Graham and may vote on matters presented for stockholder action at Graham’s 2012 Annual Meeting of Stockholders scheduled to be held on July 26, 2012, or at any adjournment of the meeting (“Annual Meeting”).

The ESOP Trust provides that in casting its vote at the Annual Meeting, the ESOP trustee is to follow directions given by Graham’s Employee Benefits Committee (“Committee”). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 8, 2012.

The records for the ESOP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card (“Instruction Card”) and returning it in the envelope provided to the Burke Group Inc., which maintains the records for the ESOP. The Instruction Card allows you to give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group Inc. to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP trustee.

The voting of the common stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP trustee how to vote. The remainder of this letter describes the voting procedures that the Committee expects to follow for the Annual Meeting.

How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; if you had an interest in the ESOP Trust on the record date for the Annual Meeting; and how large your interest was, as follows:

Anticipated Proposals

In general, the ESOP trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 8, 2012 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 8, 2012. If you do not return the Instruction Card by July 19, 2012, the ESOP trustee will be directed to vote the shares allocated to your account in accordance with the percentage of shares voted FOR, AGAINST, ABSTAIN, or WITHHOLD, as the case may be, with respect to shares allocated to the accounts of others in the ESOP.

Unanticipated Proposals

It is possible, although unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the Annual Meeting. If this should happen, the ESOP trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

Your interest in the ESOP Trust offers you the opportunity to participate in decisions that affect Graham’s future, and we encourage you to take advantage of such opportunity. To help you decide how to complete the Instruction Card, enclosed is a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report that are being furnished to all holders of Graham common stock in connection with the Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

If you have questions regarding the terms of the ESOP, or how to complete the Instruction Card, please call Jeffrey F. Glajch, Vice President - Finance & Administration and Chief Financial Officer at (585) 343-2216.

Sincerely,

THE EMPLOYEE BENEFITS COMMITTEE OF

GRAHAM CORPORATION

Enclosures

GRAHAM CORPORATION

CONFIDENTIAL VOTING INSTRUCTION CARD

This Instruction is solicited by the Employee Benefits Committee of Graham Corporation

as a named fiduciary for the

EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION (the “Plan”)

for the Annual Meeting of Stockholders to be held on July 26, 2012

The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the “Instructor”) hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the “Committee”), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the “Shares”) of Graham Corporation (the “Corporation”) which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 8, 2012 (the “Record Date”) at the Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) to be held at the Hilton Garden Inn, Buffalo Airport, 4201 Genesee Street, Buffalo, New York 14225, on July 26, 2012 at 11:00 a.m., Eastern Time, or at any adjournment thereof.

As to the nominees and proposals listed on the reverse side hereof and as more particularly described in the accompanying letter from the Committee dated June 18, 2012, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions provided by the Instructor on this Confidential Voting Instruction Card, in the manner described in such letter from the Committee.

As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group Inc. by July 19, 2012.

Please mark, sign and date this voting instruction card on the reverse side and return it in the enclosed envelope.

If this Confidential Voting Instruction Card is signed but no direction is given, it will be deemed to instruct votes “FOR” the election of the three director nominees and “FOR” proposals 2 and 3.

ESOP COMMON (as of 6/8/12)	PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.

The Board of Directors recommends a vote “FOR” the election of the three director nominees and “FOR” Proposals 2 and 3.

1.	Election of Directors for a three-year term			3.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.
		FOR	WITHHOLD
	Helen H. Berkeley	☐	☐		FOR	AGAINST	ABSTAIN
	Alan Fortier	☐	☐		☐	☐	☐
	James R. Lines	☐	☐

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.			4.	In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

The undersigned hereby instructs the Committee to direct the Trustee of the Plan to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated June 18, 2012, the Notice of Annual Meeting of Stockholders of Graham Corporation and Proxy Statement for the Annual Meeting dated June 18, 2012.

Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 26, 2012:

The proxy statement and annual report to stockholders are available at:

www.graham-mfg.com/proxy

Signature

Signature

Please sign exactly as your name appears on this voting instruction card. Each owner of shares held jointly must sign this voting instruction card. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.